Rule 497(c)

                            NORTH TRACK FUNDS, INC.

                                 ACHIEVERS FUND

     This Prospectus has information you should know before you decide to invest in the Achievers Fund, a mutual fund series of North Track Funds, Inc. ("North Track"). North Track is a family of mutual funds contained within a single investment company organized in 1984 as a Maryland corporation. B.C. Ziegler and Company (the "Advisor") is the investment advisor of the Achievers Fund.
     This Prospectus describes shares available in the Achievers Fund. Please read it carefully and keep it with your investment records. There is a Table of Contents on the next page which allows you to quickly find information about investment risks and strategies, portfolio management, buying and selling shares and other information about the Fund.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

The date of this Prospectus is March 1, 2002.

RISK/RETURN SUMMARY..........................................................2
ADDITIONAL INVESTMENT PRACTICES AND RISKS................................... 7
MANAGEMENT.................................................................. 8
PURCHASING SHARES........................................................... 9
REDEEMING SHARES.............................................................18
EXCHANGING SHARES........................................................... 22
SHAREHOLDER SERVICES........................................................ 24
OTHER INFORMATION............................................................26
FINANCIAL HIGHLIGHTS.........................................................27

IMPORTANT NOTICE

     The Board of Directors of North Track has approved a Plan of Reorganization and Liquidation for the Achievers Fund (the "Plan"). The Plan requires the approval of the shareholders of the Achievers Fund. Proxy materials relating to the Plan were mailed to the shareholders of the Achievers Fund on or about March 1, 2002. If approved by the shareholders, the transactions contemplated by the Plan are expected to be completed by April 29, 2002.

     Under the Plan, the Achievers Fund would transfer substantially all of its assets (net of its liabilities) to the S&P 100 Plus Achievers Fund, another mutual Fund series of North Track. Shareholders of the Achievers Fund would receive, in exchange for their Achievers Fund shares, a number of shares Of the S&P 100 Plus Fund having an aggregate net asset value equal to the aggregate value of the Achievers Fund assets transferred in connection with the transaction. The class(es) of shares of the S&P 100 Plus Achievers Fund to be received by each shareholder in the transaction would correspond to the class(es) of shares of the Achievers Fund held by that shareholder. It is expected that the value of each shareholder's account in the S&P 100 Plus Fund immediately after the transaction would be the same as the value of that shareholder's account in the Achievers Fund immediately prior to the transaction.

                        RISK/RETURN SUMMARY

     INVESTMENT OBJECTIVE. The Achievers Fund (the "Fund") seeks to obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth.

     INVESTMENT STRATEGY AND PROGRAM. The Fund invests primarily in common stocks of companies which: (a) have market capitalizations in excess of $2 billion; and (b) have a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%. As of December 31, 2001, approximately 352 companies traded on the New York or American Stock Exchange or listed on the Nasdaq Stock Market met these criteria. These companies also typically have strong balance sheets. In addition to providing an income stream from dividend payments, the Advisor believes that the market values of these stocks will increase over time, because anticipated future dividend growth typically is reflected in increased market prices.

     From this universe of stocks, the Advisor selects for purchase the stocks of those companies that it believes have strong potential for long term growth of earnings and dividends which the market has not fully valued. These companies typically have a history of consistent increases in earnings and dividends, and frequently are major players in their respective industries. The Advisor generally holds stocks of these companies for so long as the potential for continued growth in earnings and dividends persists. The Advisor would consider selling stocks of companies when it believes this growth potential no longer exists. Factors that might bring the Advisor to this conclusion include the failure of any such growth to materialize over an acceptable period of time, a deterioration in fundamentals of the company that appears to reduce the potential for future growth, or the company's reduction of its dividend.

     At times, the Fund will hold uncommitted cash, which will be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash which more closely approximates the investment performance of the Fund generally, the Advisor may elect to invest in exchange-traded futures contracts on the S&P 500 Index, the S&P MidCap 400 Index or the Nasdaq Composite Index. This practice is commonly referred to as "equitizing cash." For an expanded discussion of these futures instruments and the risks associated with their use, see "Additional Investment Practices and Risks - Options and Futures Activities."

     INVESTMENT RISKS

     Market and Objective Risks. The Fund is subject to market risk, which is the risk that stock prices will rise and fall over short and even extended periods. Stock markets tend to move in cycles, and the Fund's net asset value will fluctuate with these market changes. The Fund is also subject to objective risk, which is the risk that the Fund's investments may not fluctuate in the same manner as the stock markets generally because of the Fund's defined objectives and policies. The Fund's returns from mid to large capitalization stocks, or those within its universe, may trail returns as compared to the overall stock market.

     Stock Selection Risk. The Fund will not hold all of the stocks that meet its investment criteria. Rather, the Advisor will select from that universe the stocks that it believes will best help the Fund to reach its objective. Accordingly, the Fund's performance may be better or worse than the performance of the universe of stocks.

     Money you invest in the Fund is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. By investing in the Fund, you assume risk, and you could lose money.

     PERFORMANCE INFORMATION. The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

The bar chart demonstrates the variability of the annual total returns of the Fund's Class A shares for the past ten calendar years. Front end sales loads that you pay when you purchase Class A shares of the Fund are not reflected in the bar chart. If those sales loads were reflected, the returns shown in the bar chart would be lower. Also, the Advisor reimbursed expenses and/or waived fees that the Fund otherwise would have paid for certain of the years presented. If the Advisor had not taken those actions, the returns for the relevant years would have been lower.


Year-by-Year Total Return
1992     3.11%
1993    -5.02%
1994     1.23%
1995    31.69%
1996    21.76%
1997    27.87%
1998    19.40%
1999    15.93%
2000    -6.63%
2001   -26.70%

         Highest Quarterly Return:  19.22%, 4th Quarter 1998
         Lowest Quarterly Return:  -20.02%, 1st Quarter 2001

     The following table compares the average annual total returns before the effect of taxes for Class A, Class B and Class C shares of the Fund with those of a broad measure of market performance over the periods indicated. The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares for Class A shares of the Fund. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for the Class A only, and after tax returns for Class B and Class C shares will vary. The Fund's returns presented in the table reflect the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                             AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDED DECEMBER 31, 2001)

CLASS A:                                  1 YEAR          5 YEARS     10 YEARS
                                          ------          -------     --------

     Return Before Taxes                  -30.55%          2.79%        6.20%
     Return After Taxes on                -30.55%          1.51%        5.00%
     Distributions
     Return After Taxes on                -18.60%          2.55%        5.04%
     Distributions and Sale of Fund
     Shares
     S&P 500 Index (reflects no           -11.89%         10.70%       12.93%
     deduction for fees, expenses or
     taxes)* <F1>

CLASS B:                                    1 YEAR    SINCE INCEPTION (7/27/98)
                                            ------    ------------------------
     Return Before Taxes                   -30.89%               -6.57%
     S&P 500 Index (reflects deduction     -11.89%                1.32%
     for fees, expenses or taxes)*<F1>

CLASS C:                                    1 YEAR    SINCE INCEPTION (5/8/00)
                                            ------    ------------------------

     Return Before Taxes                   -28.67%              -22.51%
     S&P 500 Index (reflects deduction     -11.89%              -11.13%
     for fees, expenses or taxes)*<F1>

----------

* <F1>   The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation, and is a widely used benchmark of U.S. equity performance.

     FEES AND EXPENSES. You should bear in mind that you, as a shareholder, generally pay certain fees when you buy, sell or exchange shares of a mutual fund (shareholder transaction expenses), and you also pay the operating costs of the fund (annual fund operating expenses). When you purchase or exchange shares of a mutual fund, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the fund. When you redeem shares of a mutual fund, shareholder transaction expenses reduce the amount of the sale proceeds that the fund returns to you. Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted directly from a mutual fund's assets, and therefore reduce the total return that you receive on your investment.

     The following table describes the fees and expenses that you may pay if you buy, hold, sell or exchange Class A, Class B or Class C shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                --------------  --------------  --------------
Maximum Sales Charge (Load)          5.25%           None            None
  Imposed on Purchases (as a
  percentage of offering
  price)(1)<F2>
Maximum Sales Charge (Load)          None            None            None
  Imposed on Reinvested Dividends
Contingent Deferred Sales            None            5.00%          1.00%
  Charge (Load) (as a percentage
  of original purchase price or
  redemption proceeds, whichever
  is less)(2)<F2>
Redemption Fees ($12.00 charge       None            None            None
  for each wire redemption)
Exchange Fee                         None            None            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                --------------  --------------  --------------
Management Fees                      0.75%          0.75%          0.75%
Distribution and Service (12b-1)     0.25%          1.00%          1.00%
Fees
Other Expenses                       0.60%          0.59%          0.62%
                                     -----          -----          -----
Annual Fund Operating Expenses       1.60%          2.34%          2.37%
                                     -----          -----          -----
                                     -----          -----          -----
----------

(1)<F2> You may qualify for a lower front-end sales charge on your purchases of Class A shares. See "Purchasing Shares" and "Shareholder Services."

(2)<F3> For Class B shares, the contingent deferred sales charge is reduced for each year that you hold the shares and is eliminated after six years. For Class C shares, the contingent deferred sales charge is eliminated after 18 months. See "Purchasing Shares."

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

          o    You invest $10,000 for the periods shown;
          o    Your investment has a 5% return each year; and
          o    The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS   10 YEARS
                                   ------      -------    -------   --------

IF YOU SELL YOUR SHARES
AT THE END OF THE PERIOD:
Class A shares                     $679        $1,003     $1,350    $2,325
Class B shares                     $737        $1,030     $1,350    $2,498*<F4>
Class C shares                     $340        $739       $1,265    $2,706
IF YOU DO NOT SELL YOUR SHARES:
Class B shares                     $237        $730       $1,250    $2,498*<F4>
Class C shares                     $240        $739       $1,265    $2,706

----------

* <F4>   Reflects conversion of Class B shares to Class A shares after eight years,lowering your annual expenses from that time on.

     If you wish to review historical financial information about the Fund, please refer to the section of this Prospectus captioned "Financial Highlights."

             ADDITIONAL INVESTMENT PRACTICES AND RISKS

     INDEX OPTIONS AND FUTURES. The Fund may use exchange-traded index options and futures, including options and futures on the S&P 500 Index, the S&P Midcap 400 Index and the Nasdaq Composite Index, to equitize cash. The Fund may also use options on individual stocks, but the Advisor has no plans to do so at this time.

     Put and call options for various stock indices are traded on registered securities exchanges. The Fund may use exchange traded index futures on any of the S&P 500 Index, the S&P MidCap 400 Index or the Nasdaq Composite Index. The Fund may use options and futures on other indices that become available in the future, if the Advisor determines they are appropriate instruments to help achieve the Fund's investment objective and otherwise are consistent with its investment program and restrictions.

     Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple.

     An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or a loss.

     Risks Associated with Options and Futures. Losses involving index futures contracts and index options can sometimes be substantial, in part because a relatively small price movement in an index option or an index futures contract may result in an immediate and substantial loss or gain for the Fund. The Fund will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. Rather, the Fund will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Fund's assets - up to 5% if required for deposit and no more than 20% of total assets - may be committed to such contracts.

     Additional risks associated with the intended use by the Fund of index futures contracts and index options include the following:

          (1) An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index that the instrument is designed to simulate;
          (2) An imperfect correlation between the price movement in the index underlying the futures contract or option agreement and the price movement in the index which the Fund seeks to match; and
          (3) The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

     The Fund will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the Fund's underlying securities. The Fund will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

                                    MANAGEMENT

INVESTMENT ADVISOR

     B.C. Ziegler and Company ("Ziegler") is the primary investment advisor of the Fund. Ziegler also serves as distributor and accounting/pricing agent for the Fund. In addition to managing the Fund, Ziegler provides counseling services to retail and institutional clients to help them select investment advisors appropriate to manage their assets. In this capacity, Ziegler monitors and assesses the performance of numerous investment advisors and makes recommendations to its clients. As of January 1, 2002, Ziegler and its affiliates had approximately $2.0 billion of assets under discretionary management. Ziegler is a wholly owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company. Ziegler's address is 250 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202.

     Ziegler provides the Fund with overall investment advisory and administrative services. The fees that the Fund paid to Ziegler for investment advisory services for the fiscal year ended October 31, 2001 were equal to 0.75% of the Fund's average annual net assets.

PORTFOLIO MANAGER

     Since May 1999, Jay Ferrara has managed or co-managed the assets of the Achievers Fund. He also manages the assets of the S&P 100 Plus Fund, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds, which are all mutual fund series of North Track. Mr. Ferrara is Vice President and Director of Equity Portfolio Management for Ziegler. He is a member of Ziegler's Equity Committee and has more than 17 years experience in the mutual fund industry. Prior to joining Ziegler, Mr. Ferrara served as Senior Fund Accountant for Wells Fargo Nikko Investment Advisors and, from 1993 to 1994, as controller of the California Investment Trust.

                         PURCHASING SHARES

GENERAL INFORMATION

     You may buy shares of the Fund through Ziegler and Selected Dealers. You also may purchase shares in connection with asset allocation programs, wrap free programs and other programs of services offered or administered by broker-dealers, investment advisors, financial institutions and certain other service providers, provided the program meets certain standards established from time to time by Ziegler.

     North Track discontinued issuing certificates for shares of the Fund, because certain shareholder services are either cumbersome or unavailable for certificated shares. If you hold previously issued certificates for some or all of your shares, you cannot use certain shareholder services for those shares, including telephone redemptions and exchanges and any systematic withdrawal. Before you can redeem, transfer or exchange shares held in certificate form, you must deliver the share certificate to the Transfer Agent in negotiable form (with a signature guarantee).

THREE CLASSES OF SHARES

     This prospectus describes three classes of shares; Class A shares, Class B shares and Class C shares. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you choose the class most appropriate for you.

     One guideline you should bear in mind is that if you are making a large investment of $250,000 or more, either in a lump sum or pursuant to a letter of intent, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower ongoing distribution fee than Class B or Class C shares. The combination of these two factors likely will mean that purchases of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class B shares or Class C shares.

     The following table shows which Classes of shares are available for the Fund, and highlights some of the differences between the three Classes.

CLASS A SHARES              CLASS B SHARES           CLASS C SHARES
--------------              --------------           --------------
5.25% maximum front-end     No front-end sales       No front-end sales charge
sales charge                charge

No contingent deferred      Maximum 5.0% contingent  1.00% contingent deferred
sales charge                deferred sales charge    sales charge (which is
                            (reducing each year you  eliminated after you own
                            own your shares, and     your shares for 18 months)
                            going to zero after six
                            years)

Lower annual expenses,      Higher annual expenses,  Higher annual expenses,
including the 12b-1 fee     including the 12b-1 fee  including the 12b-1 fee
(0.25%), than Class B or    (1.00%), than Class A    (1.00%), than Class A
Class C shares              shares                   shares

                            Automatic conversion to  No conversion to Class A
                            Class A shares after     shares, meaning that
                            eight years, reducing    higher annual expenses
                            future annual expenses   continue for as long as
                                                     you hold your Class C
                                                     shares

     In general, exchanges of shares among the various mutual funds included in the North Track family can be made only for shares of the same Class. For example, Class B shares can be exchanged only for shares of the other Funds that offer Class B shares. However, Class A, Class B or Class C shares of any North Track mutual fund may be exchanged for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. Investors should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a North Track mutual fund that are received in an exchange of Class X shares of the Cash Reserve will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired.

MINIMUM PURCHASE AMOUNTS

     The Fund has established minimum amounts that a person must invest to open an account initially, and to add to the account at later times. These minimum investment amounts help control the Fund's operating expenses. The Fund incurs certain fixed costs with the opening and maintaining of every account and the acceptance of every additional investment, regardless of the amount of the investment involved. Accordingly, the acceptance and maintenance of small shareholder accounts and small additional investments increases the Fund's operating expense ratio, and adversely affects its total return. The table below shows the minimum initial investment amounts and additional investment amounts currently in effect for the Fund for various types of investors.

                                  MINIMUM INITIAL      MINIMUM ADDITIONAL
TYPE OF INVESTOR                 INVESTMENT AMOUNT    INVESTMENT AMOUNT(1)<F5>
----------------                 -----------------    --------------------
All investors, except special             $1,000              $50
investors listed below

IRAs, Keogh plans, self-directed           $500               $25
retirement accounts and custodial
accounts under the Uniform Gifts/
Transfers to Minors Act (see
"Shareholder Services")

Purchases through Systematic               $100             $100(2)<F6>
Purchase Plans (see "Shareholder
Services - Systematic Purchase
Plan")
----------
(1)<F5> There is no minimum additional investment requirement for purchases of shares of the Fund if: (i) the purchase is made in connection with an exchange from another mutual fund within the North Track family of funds (see "Redeeming and Exchanging Shares - Exchanging Shares"); (ii) reinvestment of distributions received from another mutual fund within the North Track family of funds or from various unit investment trusts sponsored by Ziegler; (iii) the reinvestment of interest and/or principal payments on bonds issued by Ziegler Mortgage Securities, Inc. II; and (iv) reinvestments of interest payments on bonds underwritten by Ziegler.

(2)<F6>  The minimum subsequent monthly investment under a Systematic
     Purchase Plan is $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until the account balance reaches $500, after which the minimum additional investment amount is reduced to $25. The minimum subsequent investment amount also is reduced to $50 for all other accounts with balances of $1,000 or more.

PURCHASING CLASS A SHARES

     FRONT-END SALES CHARGE. You may purchase Class A shares of the Fund at net asset value plus any sales charge that applies (the "public offering price"). The maximum front-end sales charge is 5.25% of the public offering price for the Fund. The front-end sales charge is reduced or eliminated on certain purchases, as described below.

     The table below shows the front-end sales charges (expressed as a percentage of the public offering price and of the net amount invested) in effect for sales of Class A shares of the Fund. The Fund will not issue shares for consideration other than cash, except in the case of a bona fide reorganization or statutory merger or in certain other acquisitions of portfolio securities which meet the requirements of applicable state securities laws.

                                    PUBLIC OFFERING  NET AMOUNT
SIZE OF INVESTMENT                       PRICE        INVESTED
------------------                  ---------------  ----------
Less than $25,000                        5.25%          5.54%
$25,000 but less than $50,000            5.00%          5.26%
$50,000 but less than $100,000           4.75%          4.98%
$100,000 but less than $250,000          3.75%          3.40%
$250,000 but less than $500,000          3.00%          3.09%
$500,000 but less than $1,000,000        2.00%          2.04%
$1,000,000 or more                       None           None

     REDUCED FRONT-END SALES CHARGES. There are several ways to pay a lower sales charge. One is to increase the initial investment to reach a higher discount level. The scale in the table above applies to initial purchases of North Track shares by any "purchaser." The term "purchaser" includes (1) an individual, (2) the individual's spouse and their children under the age of 21 purchasing shares for their own accounts, (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account, (4) a pension, profit-sharing, or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code, (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code, (6) employee benefit plans qualified under Section 401 of the Code of a single employer or employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act, or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

     Another way to pay a lower sales charge is for a "purchaser" to add to his or her investment so that the public offering price of his or her shares, plus the new investment, reaches a higher discount level. For example, if the public offering price of your shares in the Funds equals $100,000, you will pay a reduced sales charge on additional purchases of shares. If you invested an additional $100,000, the sales charge would be 3.75%. You can aggregate your holdings of Class A and Class B shares in all of the North Track mutual funds that have a sales charge to determine the break-point at which you may purchase in any North Track mutual fund.

     A third way is for a "purchaser" to sign a non-binding statement of intention to invest $25,000 or more over a 13 month period in any one or combination of North Track Funds which have a sales charge. If you complete your purchases during that period, each purchase will be at a sales charge applicable to the aggregate of your intended purchases. Under terms set forth in your statement of intention, we will escrow shares valued at 5% of the amount of your intended purchase, and we will redeem some or all of those shares to cover the additional sales charge payable if you do not complete your statement. We will release any remaining shares held in escrow to you. You will continue to earn dividends and capital gains distributions declared by a North Track Fund with respect to shares held in escrow.

     Members of a qualified group also may purchase Class A shares at a reduced front-end sales charge. We calculate the sales charge for such persons by taking into account the aggregate dollar value of shares of all North Track shares subject to a sales charge being purchased or currently held by all members of the group. Further information on group purchases is contained in "Purchase of Shares" in the Statement of Additional Information.

     To receive the benefit of the reduced sales charge, you must inform North Track, Ziegler or the Selected Dealer that you qualify for such a discount.

     PURCHASES WITHOUT A FRONT-END SALES CHARGE. Various types of purchasers may buy Class A shares of the Fund at net asset value (that is, without a front-end sales charge), as described below.

$1.0 Million Purchases  You may purchase Class A shares at net asset value if you purchase at least $1.0 million of shares or the value of your account at the time of your purchase is at least $1.0 million, provided you make your purchase through a Selected Dealer who has executed a dealer agreement with Ziegler. The Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75 of 1% of the amount invested. All or a part of such payment may be conditioned on the monies remaining invested with North Track for a minimum period of time. If you purchase any shares without a sales charge pursuant to this program, and you redeem any of those shares within 24 months of your purchase, you will pay a contingent deferred sales charge on the redeemed shares in an amount equal to 0.75 of 1% of the net asset value of those shares at the time of redemption or, if less, the net asset value of those shares at the time of your original purchase.

Employee Benefit Plans  Any plan qualified under Section 401(k) of the Internal
                        Revenue Code that has at least 50 participants or that uses the services of Emplanet, Inc. may purchase
                        Class A shares at net asset value. If such a plan purchases shares of any of the Funds through a Selected Dealer, the Distributor may make a payment or payments, out of its own funds, to the Selected Dealer in an amount not to exceed 0.75% of the amount invested.

State and Municipal     Class A shares of the Fund also may be purchased at net
Governments and         asset value without a sales charge by any state, county
Charities               or city, or any instrumentality, department, authority
                        or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to Section
                        501(c)(3) of the Internal Revenue Code; provided that any such purchaser must purchase at least $500,000 of Class A shares, or the value of such purchaser's account at the time of purchase must be at least $500,000.

Persons Associated with Class A shares may be purchased at net asset value by:
North Track and Its     Directors and officers of North Track (including shares
Service Providers       purchased jointly with or individually by any such
                        person's spouse and shares purchased by any such
                        person's children or grandchildren under age 21);
                        employees of Ziegler, Selected Dealers, and Geneva, and
                        the trustee or custodian under any pension or
                        profit-sharing plan established for the benefit of the
                        employees of any of the foregoing; and non-employee
                        directors of The Ziegler Companies, Inc.  The term
                        "employee" includes an employee's spouse (including the
                        surviving spouse of a deceased employee), parents
                        (including step-parents and in-laws), children,
                        grandchildren under age 21, siblings, and retired
                        employees.

Reinvestments of        Class A shares may be purchased without a sales charge
Distributions From      upon the reinvestment of distributions from any North
North Track Mutual      Track mutual fund, or investment of distributions from
Funds and Other         various unit investment trusts sponsored by Ziegler; the
Investment Vehicles     reinvestment of principal or interest payments on bonds
Sponsored by Ziegler    issued by Ziegler Mortgage Securities, Inc. II; or the
                        reinvestment of interest payments on bonds underwritten by Ziegler.

Purchases Through       You may purchase Class A shares without a sales charge
Certain Investment      through an asset allocation program, wrap fee program or
Programs                similar program of services administered for you by a
                        broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by Ziegler. You should read the program materials provided by the service provider, including information related to fees, in conjunction with this Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services.
                        When you purchase shares this way, the service provider, rather than you as the service provider's customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with your participation in the program of services. Certain service providers may receive compensation from North Track and/or Ziegler for providing such services.

Reinvestment Privilege  If you redeem Class A or Class B shares, you may reinvest all or part of the redemption proceeds in Class A shares of the Fund, without a front-end sales charge, if you send written notice to North Track or the Transfer Agent not more than 90 days after the shares are redeemed. Your redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request. You may exercise this reinvestment privilege only once upon redemption of your shares. Any capital gains tax you incur on the redemption of your shares is not altered by your subsequent exercise of this privilege. If the redemption resulted in a loss and reinvestment is made in shares, the loss will not be recognized.

PURCHASING CLASS B SHARES

     You may purchase Class B shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the net asset value at the time of redemption or at the time of your original purchase) if you redeem your Class B shares within six years after purchase. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class B shares. To reduce your cost, when you redeem shares in the Fund, you will redeem either shares that are not subject to a contingent deferred sales charge (i.e., those purchased through the reinvestment of dividends and capital gains), if any, or shares with the lowest contingent deferred sales charge. We will waive the contingent deferred sales charge for redemptions of shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, to meet certain retirement plan re-quirements, or for systematic withdrawal plans not to exceed 10% annually.

     CONTINGENT DEFERRED SALES CHARGE. The table below shows the contingent deferred sales charge applicable to Class B shares of the Fund based on how long you hold the shares before redeeming them. The percentages reflected in the table are based on the lesser of the net asset value of your Class B shares at the time of purchase or at the time of redemption.

HOLDING                                   CONTINGENT DEFERRED SALES CHARGE
-------                                   --------------------------------
1 Year or less                                         5.00%
More than 1 Year, but less than 3 Years                4.00%
3 Years, but less than 4 Years                         3.00%
4 Years, but less than 5 Years                         2.00%
5 Years, but less than 6 Years                         1.00%
6 Years or More(1) <F7>                                 None

----------

(1)<F7> Class B shares convert to Class A shares automatically after eight years. Selected Dealers who sell Class B shares of a Fund receive a commission from Ziegler in an amount equal to 4.00% of the net asset value of the shares sold.

PURCHASING CLASS C SHARES

     You may purchase Class C shares of the Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class C shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Fund on your Class C shares. To reduce your costs, when you redeem shares in the Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, or to meet certain retirement plan requirements.

DISTRIBUTION AND DISTRIBUTION EXPENSES

     In addition to the front-end or contingent deferred sales charges that apply to the purchase of shares, the Fund is authorized under a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services. Because the Fund pays these fees out of its own assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Plan permits the Fund to make payments to the Distributor to reimburse it for expenditures it incurs in connection with the distribution of the Fund's shares to investors, and to compensate the Distributor in connection with sales of Class B and Class C shares. The reimbursement payments include, but are not limited to, payments made by the Distributor to selling representatives or brokers as a service fee, and costs and expenses incurred by the Distributor for advertising, preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Plan and performing other promotional or administrative activities on behalf of the Fund. Plan payments may also be made to reimburse the Distributor for its overhead expenses related to distribution of the Fund's shares. No reimbursement may be made under the Plan for expenses of the past fiscal years or in contemplation of expenses for future fiscal years.

     Under the Plan, the Fund assesses a service fee of up to 0.25 of 1% of the Fund's average daily net assets for all three Classes of shares. This shareholder servicing fee is used to reimburse the Distributor for certain shareholder services as described above. In addition, the Fund's Class B and Class C shares assess a distribution fee of 0.75 of 1% of the portion of the Fund's average daily net assets represented by its those respective Classes. This distribution fee is compensatory in nature, meaning the Distributor is entitled to receive the fee regardless of whether its costs and expenses equal or exceed the fee. Class B shares automatically convert to Class A shares eight years after purchase, after which time the shares no longer are subject to this distribution fee but, like all other Class A shares, remain subject to the service fee. Unlike Class B shares, Class C shares do not convert to Class A shares, and as a result Class C shares remain subject to the entire 1.00% 12b-1 distribution and service fees for the entire time that you hold your shares.

     The Plan continues in effect, if not sooner terminated, for successive one-year periods, provided that its continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons of any of the Advisors.

METHODS FOR PURCHASING SHARES

     All purchases must be in U.S. dollars. Checks must be drawn on a U.S. bank, and must be made payable to North Track. We will not accept third-party checks, cash or traveler's checks. If your check does not clear, your purchase will be canceled and you will be responsible for any losses and any applicable fees. If you buy shares by any type of check, wire transfer or automatic investment purchase, and soon thereafter you elect to redeem your shares, we may withhold your redemption payment for fifteen days or until your check has cleared, whichever is later. This does not limit your right to redeem shares. Rather, it operates to make sure that North Track has received payment for the shares you are redeeming before returning that payment to you.

     We will consider your order for the purchase of shares to have been received when it is physically received by the Transfer Agent. If your purchase order is received prior to the close of trading on the New York Stock Exchange, it will be invested based on the net asset value computed for the Fund on that day. If your order is received after the close of trading on the New York Stock Exchange, it will be invested based on the net asset value determined for the Fund as of the close of trading on the New York Stock Exchange on the next business day.

     The following describes the different ways in which you may purchase shares and the procedures you must follow in doing so.

METHOD                                 STEPS TO FOLLOW
------                                 ---------------
                                                         To Add to
BY MAIL                To Open a New Account:       an Existing Account:

                     1.Complete the Account       1.Complete the Additional
                       Application included in      Investment form included
Mail to:               this prospectus.             with your account
North Track                                         statement.  Alternatively,
c/o PFPC Global Fund 2.Make your check payable      you may write a note
Services               to: "North Track."           indicating your account
P.O. Box 60504                                      number.
King of Prussia, PA    Note: The amount of your
19406                  purchase must meet the     2.Make your check payable to
                       applicable minimum initial   "North Track."
Overnight Mail to:     investment account.  See
North Track            "Purchasing Shares -       3.Mail the Additional
c/o PFPC Global Fund   Minimum Purchase Amounts."   Investment Form (or note)
Services                                            and your check.
211 South Gulph Road 3.Mail the completed
King of Prussia, PA    Account Application and
19406                  your check.

                                                        To Add to
AUTOMATICALLY          To Open a New Account:       an Existing Account:

                     Not Applicable               Use one of North Track's
                                                  Automatic Investment Programs.
                                                  Sign up for these services
                                                  when you open your account,
                                                  or call 1-800-826-4600
                                                  for instructions on how
                                                  to add them to your existing
                                                  account.

                                                  Systematic Purchase Plan.
                                                  Make regular, systematic
                                                  investments into your North
                                                  Track account(s) from your
                                                  bank checking account.  See
                                                  "Shareholder Services -
                                                  Systematic Purchase Plan."

                                                  Automatic Dividend
                                                  Reinvestment.  Unless you
                                                  choose otherwise, all of your
                                                  dividends and capital gain
                                                  distributions automatically
                                                  will be reinvested in
                                                  additional Fund shares.  You
                                                  also may elect to have your
                                                  dividends and capital gain
                                                  distributions automatically
                                                  invested in shares of
                                                  another North Track mutual
                                                  fund.


TELEPHONE
                     To Open a New Account        To Add to an Existing
                     by Exchange:                 Account by Exchange:

1-800-826-4600       Call to establish a new      Add to an account by
                     account by exchanging funds  exchanging funds from
                     from an existing North Track another North Track account.
                     account.  See "Redeeming and See "Redeeming and
                     Exchanging Shares -          Exchanging Shares -
                     Exchanging Shares."          Exchanging Shares."

FINANCIAL SERVICES   You may open an account and  You may purchase additional
FIRMS                purchase shares in the Fund  shares in the Fund through a
                     through a broker-dealer or   broker-dealer or other
                     other financial service firm financial services firm that
                     that may charge a            may charge a transaction
                     transaction fee.             fee.

                     North Track may accept       North Track may accept
                     requests to purchase shares  requests to purchase
                     into a broker-dealer street  additional shares into a
                     name account only from the   broker-dealer street name
                     broker-dealer.               account only from the
                                                  broker-dealer.

                          REDEEMING SHARES

GENERAL INFORMATION

     You may redeem any or all of your shares as described below on any day North Track is open for business. We redeem Class A shares at net asset value. We redeem Class B shares and Class C shares at net asset value, less the amount of the remaining contingent deferred sales charge, if any, depending on how long you have held the shares. If we receive your redemption order prior to the close of the New York Stock Exchange, the redemption will be at the net asset value calculated that day. If not, you will receive the net asset value calculated as of the close of trading on the next New York Stock Exchange trad-ing day.

REDEMPTIONS

     The following table describes different ways that you may redeem your shares, and the steps you should follow
..
METHOD                  STEPS TO FOLLOW
------                  ---------------

BY TELEPHONE            You may use North Track's Telephone Redemption
1-800-826-4600          Privilege to redeem shares valued at less than
                        $50,000, unless you have notified the Transfer Agent of an address change within the preceding 30 days.
                        The Transfer Agent will send redemption proceeds only to the shareholder of record at the address shown on the Transfer Agent's records. However, if you have provided the Transfer Agent with a signature guarantee, the Transfer Agent will wire redemption proceeds to a predesignated bank account.

                        Unless you indicate otherwise on your account application, the Transfer Agent may accept redemption instructions received by telephone. The Telephone Redemption Privilege is not available for shares represented by stock certificates.
BY MAIL To redeem shares by mail, send the following information to the Transfer Agent:
Mail to:
North Track                o A written request for redemption signed by the
c/o PFPC Global Fund         registered owner(s) of the shares, exactly as
Services                     the account is registered, together with the
P.O. Box 60504               shareholder's account number;
King of Prussia, PA
19406                      o The certificates for the shares being redeemed,
                             if any;
Overnight Mail:
North Track                o Any required signature guarantees (see "Other
c/o PFPC Global Fund         Information About Redemptions" below); and
Services
211 South Gulph Road       o Any additional documents which might be required
King of Prussia, PA          for redemptions by corporations, executors,
19406                        administrators, trustees, guardians, or other
                             similar entities.

                        The Transfer Agent will redeem shares when it has received all necessary documents. The Transfer Agent promptly will notify you if your redemption request cannot be accepted. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

SYSTEMATIC WITHDRAWAL   You can set up an automatic systematic withdrawal

PLAN plan from any of your North Track accounts. To establish the systematic withdrawal plan, complete the appropriate section of the Account Application or call the transfer agent and request a Systematic Withdrawal Plan Application Form and complete, sign and return the Form to North Track. See "Shareholder Services - Systematic Withdrawal Plan."

FINANCIAL SERVICES      You also may redeem shares through broker-dealers,
FIRMS                   financial advisory firms and other financial
                        institutions, which may charge a commission or other transaction fee in connection with the redemption.

RECEIVING REDEMPTION PROCEEDS

     You may request to receive your redemption proceeds by mail or wire. Follow the steps outlined below. The Transfer Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date of the shares.

METHOD                 STEPS TO FOLLOW
------                 ---------------
BY MAIL                The Transfer Agent mails checks for redemption proceeds
                       typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. There is no charge for this service.

BY ACH The Transfer Agent will normally process ACH redemptions to your bank account at your designated financial institution two days after receiving your redemption request and all necessary documents. There is no charge for ACH redemptions.

BY WIRE The Transfer Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Transfer Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

OTHER INFORMATION ABOUT REDEMPTIONS

     TELEPHONE REDEMPTIONS. By accepting the Telephone Redemption Privilege, you authorize PFPC Global Fund Services as North Track's transfer agent (the "Transfer Agent"), to: (1) act upon the instruction of any person by telephone to redeem shares from the account for which such services have been authorized; and (2) honor any written instructions for a change of address if accompanied by a signature guarantee. You assume some risk for unauthorized transactions by accepting the telephone redemption services. The Transfer Agent has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Transfer Agent, North Track or any of their employees fails to abide by these procedures, North Track may be liable to a shareholder for losses the shareholder suffers from any resulting unauthorized transaction(s). However, none of the Transfer Agent, North Track or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures. This service may be changed, modified or terminated at any time. There is currently no charge for telephone redemptions, although a charge may be imposed in the future.

     SIGNATURE GUARANTEES. To protect you, the Transfer Agent and North Track from fraud, we require signature guarantees for certain redemptions. Signature guarantees enable the Transfer Agent to be sure that you are the person who has authorized a redemption from your account. We require signature guarantees for:
(1) any redemptions by mail if the proceeds are to be paid to someone else or are to be sent to an address other than your address as shown on North Track's records; (2) any redemptions by mail or telephone which request that the proceeds be wired to a bank, unless you designated the bank as an authorized recipient of the wire on your account application or subsequent authorization form and such application or authorization includes a signature guarantee; (3) any redemptions by mail if the proceeds are to be sent to an address for the shareholder that has been changed within the past thirty (30) days; (4) requests to transfer the registration of shares to another owner; and (5) redemption requests for amounts over $50,000. North Track may waive these requirements in certain instances.

     The Transfer Agent will accept signature guarantees from all institutions which are eligible to provide them under federal or state law. Institutions which typically are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan associations and credit unions. A signature guarantee is not the same as a notarized signature. The Transfer Agent may require signature guarantees by NYSE Medallion Program participants.

     CLOSING SMALL ACCOUNTS. If, due to redemption, your account in the Fund drops below $500 for three months or more, the Fund has the right to redeem your account, after giving 60 days' written notice, unless you make additional investments to bring the account value to $1,000 or more.

     SUSPENSION OF REDEMPTIONS. North Track may suspend the right to redeem shares of the Fund for any period during which: (1) the Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) there is an emergency as a result of which it is not reasonably practical for the Fund(s) to sell its securities or to calculate the fair value of its net assets; or (3) the Securities and Exchange Commission may permit for the protection of the shareholders of the Fund(s).

     REDEMPTIONS IN OTHER THAN CASH. It is possible that conditions may arise in the future which would, in the opinion of the Board of Directors of North Track, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Persons receiving such securities would incur brokerage costs when these securities are sold.

     MARKET TIMING. An excessive number of purchases and redemptions by a shareholder (market timing) may be disadvantageous to North Track. To discourage such activity, North Track reserves the right to restrict further purchases by the shareholder.

                         EXCHANGING SHARES

GENERAL INFORMATION

     Subject to compliance with applicable minimum investment requirements, you may exchange your shares of any North Track mutual fund for shares of the same Class of any other North Track mutual fund in any state where the exchange legally may be made. Additionally, you may exchange Class A, Class B or Class C shares of any North Track mutual fund (including any of the Funds) for Class X (Retail Class) shares of the Cash Reserve Fund, and vice versa. You should bear in mind that an exchange is treated as a redemption of the shares surrendered in the exchange and a purchase of the shares received in the exchange, and thus subject to applicable sales charges. In addition, the Class B or Class C shares of a North Track mutual fund that are received in an exchange of Class X shares of the Cash Reserve Fund will remain subject to a contingent deferred sales charge based on the period of time the Class B or Class C shares are held, not from the time the Class X shares being exchanged were first acquired. Before engaging in any exchange, you should obtain from North Track and read the current prospectus for the mutual fund into which you intend to exchange. There presently is no administrative charge for exchanges, but you may be subject to a sales charge. See "Sales Charges Applicable to Exchanges" below.

     An exchange of shares is considered a redemption of the shares of the North Track mutual fund from which you are exchanging, and a purchase of shares of the North Track mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you will realize a gain or loss for federal income tax purposes on that sale.

SALES CHARGES APPLICABLE TO EXCHANGES

     EXCHANGING CLASS A SHARES. If your exchange involves Class A shares, you will pay the standard front-end sales charge applicable to purchases of Class A shares of the North Track mutual fund into which you are exchanging (as disclosed in the then current prospectus for that North Track mutual fund), less any front-end sales charge you paid when you purchased the shares you are exchanging, if any. However, if the shares you are exchanging represent an investment held for at least six months in any one or more North Track mutual funds (other than the Cash Reserve Fund), then North Track will not charge any additional front-end sales charge in connection with the exchange.

     EXCHANGING CLASS B AND CLASS C SHARES. You may exchange Class B and Class C shares in a North Track mutual fund only for shares of the same class of another North Track mutual fund. You will not pay a contingent deferred sales charge on any such exchange. However, the new shares you receive in the exchange will remain subject to a contingent deferred sales charge based on the period of time for which you held the Class B or Class C shares you are exchanging.

RULES AND REQUIREMENTS FOR EXCHANGES

     GENERAL. In order to effect an exchange on a particular business day, North Track must receive an exchange order in good form no later than 3:00 p.m. Eastern Time. North Track may amend, suspend or revoke this exchange privilege at any time, but will provide shareholders at least 60 days' prior notice of any change at adversely affects their rights under this exchange privilege.
     An excessive number of exchanges may be disadvantageous to North Track. Therefore, North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any twelve consecutive month period or who makes more than one exchange during any calendar quarter.

     The following additional rules and requirements apply to all exchanges:

     o The shares you receive in the exchange must be of the same Class as the shares you are exchanging, except that Class A shares of any North Track mutual fund may be exchanged for Class X shares of the Cash Reserve Fund and vice versa.
     o The account into which you wish to exchange must be identical to the account from which you are exchanging (meaning the account into which you are exchanging must be of the same type as the account from which you are exchanging, and the registered owner(s) of the account into which you are exchanging must have the same name(s), address and taxpayer identification or social security number as the registered owner(s) on the account from which you are exchanging).
     o The amount of your exchange must meet the minimum initial or minimum additional investment amount of the North Track mutual fund into which you are exchanging.
     o If the shares being exchanged are represented by a share certificate, you must sign the certificate(s), have your signature guaranteed and return the certificate(s) with your Exchange Authorization Form.

     METHODS FOR EXCHANGING SHARES. Set forth below is a description of the different ways you can exchange shares of North Track mutual funds and procedures you should follow when doing so.

METHOD                   STEPS TO FOLLOW
------                   ---------------
BY MAIL                  Mail your exchange order to North Track.

Mail to:                 Please Note: North Track must receive your exchange
North Track              order no later than 3:00 p.m. Eastern Time in order
c/o PFPC Global Fund     to effect an exchange on that business day.
Services
P.O. Box 60504
King of Prussia, PA
19406
Overnight Mail to:
North Track
c/o PFPC Global Fund
Services
211 South Gulph Road
King of Prussia, PA
19406

BY TELEPHONE             You receive telephone exchange privileges when you
                         open your account.  To decline the telephone
1-800-826-4600           exchange privilege, you must check the appropriate
                         box on the Application Form when you open your account.

                         Call North Track at 1-800-826-4600 to order the desired exchange and, if required, to establish a new account for the North Track mutual fund into which you wish to exchange.

                         Telephone exchanges are not available if you have certificated shares.

FINANCIAL SERVICES FIRMS You may exchange shares through your broker-dealer or other financial services firm, which may charge a transaction fee.

                        SHAREHOLDER SERVICES

     North Track offers a number of shareholder services designed to facilitate investment in mutual fund shares. Full details of each of the services, copies of the various plans described below and instructions as to how to participate in the various services or plans can be obtained by calling North Track at 1-800-826-4600.

     SYSTEMATIC PURCHASE PLAN. You may establish a Systematic Purchase Plan ("SPP") at any time with a minimum initial investment of $100 and minimum subsequent monthly investments of $100. The minimum subsequent monthly investment is reduced to $50 for IRAs, Keogh plans, self-directed retirement plan accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act until your account balance reaches $500, after which the minimum is further reduced to $25. The minimum subsequent investment is also reduced to $50 for all other accounts with balances of $1,000 or more. By participating in the SPP, you may automatically make purchases of North Track shares on a regular, convenient basis. Under the SPP, your bank or other financial institution honors preauthorized debits of a selected amount drawn on your account each month and applied to the purchase of North Track shares. You can establish the SPP with any financial institution that will accept the debits. There is no service fee for participating in the SPP. You can obtain an application and instructions on how to establish the SPP from your registered representative, the Distributor or North Track.

     SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. You may establish a systematic withdrawal plan if you own or purchase shares having a current offering price value of at least $10,000 in a single Fund (except no such minimum applies for distributions from an IRA). The minimum amount you may receive under a systematic withdrawal plan is $150 per month. Normally, you would not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of your new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. You may terminate your systematic withdrawal plan at any time by written notice to North Track or the Transfer Agent.

     REINVESTMENT OF DISTRIBUTIONS OR INTEREST PAYMENTS. Unit holders of Ziegler-sponsored unit investment trusts, holders of Ziegler Mortgage Securities, Inc. II bonds and holders of bonds underwritten by Ziegler may purchase shares of North Track by automatically reinvesting distributions from their unit investment trust, reinvesting principal or interest from their Ziegler Mortgage Securities, Inc. II bonds, or reinvesting interest from the bonds underwritten by Ziegler, as the case may be. Unit holders and bondholders desiring to participate in this plan should contact the Distributor for further information.

     TAX-SHELTERED RETIREMENT PLANS. The following tax-sheltered plans may purchase shares of the Funds: (1) Individual Retirement Accounts (including Coverdell Education Savings Accounts, Roth IRAs, Simplified Employee Pension Plan Accounts (SEP-IRAs) and Savings Incentive Match Plan for Employees Accounts (SIMPLE-IRAs)); (2) Keogh plans; (3) 401(k) Plans; and (4) 403(b) Plans for employees of most nonprofit organizations. You can obtain detailed information concerning these plans and prototypes of these plans and other information from the Distributor. You should carefully review and consider this information and these materials with your tax or financial adviser. Conventional IRA investors do not receive the benefits of long-term capital gains treatment when funds are distributed from their account.

                         OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

     We determine the net asset value per share of the Fund daily by adding up the total value of the Fund's investments and other assets and subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Fund. For this purpose, we value the Fund's investments at the closing price listed for the relevant security on the securities exchange on which it trades, unless no closing price is available. The net asset value per share is calculated each business day, Monday through Friday, except on cus-tomary national business holidays or other circumstances which result in closing of the New York Stock Exchange (the "Exchange"). The calculation is as of the close of regular trading on the Exchange (4:00 p.m. Eastern time) for the Fund. D
IVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REINVESTMENTS

     The Fund declares and pays dividends annually. You may elect to receive your dividends either in cash or additional shares at net asset value (without a sales charge). You may also direct the Transfer Agent to invest the dividends in shares of any other North Track fund for which you have an account. We reinvest dividends on the same day they are distributed to shareholders. Unless you have elected in writing to the Transfer Agent to receive dividends and capital gain distributions in cash, we automatically will reinvest them in additional shares of the Fund.

     Capital gains distributions, if any, in the Fund will be declared annually and normally will be paid within 60 days after the end of the fiscal year.

TAX STATUS

     The Fund distributes substantially all of its net income and capital gains. We will annually report to you the federal income tax status of all distributions. You will be taxed on the Fund's distributions when they are paid, whether you elect to take them in cash or to reinvest them in additional shares, except that distributions declared in December and paid in January each year will be taxable to you as if you received them on December 31 of the earlier year.

     Distributions will be taxable as ordinary income or capital gains. Capital gains may be taxed at different rates, depending on how long the Fund holds its assets.

PRIVACY:  A FUNDAMENTAL CONCERN

     At North Track funds we are committed to protecting your privacy. We understand that as a North Track investor you entrust not only your money to us, but also your personal and financial information. Because we respect your fundamental right to maintain the confidentiality of this information, we have created this Privacy Policy to assure you we make it a priority to protect your information.

     WE DO NOT SELL CLIENT INFORMATION TO ANYONE.

     YOUR PERSONAL INFORMATION. When you purchase shares or inquire about a transaction with North Track, you typically provide us with certain personal information. This information may include:

          > Name and address
          > Social Security or taxpayer identification number
          > Beneficiary information
          > Bank account information
          > Investments at other institutions

     OUR COMMITMENT TO YOUR PRIVACY. We do not sell information about current or former clients or their accounts to unaffiliated third parties, nor do we disclose it to third parties unless necessary to complete transactions at your request or to service an account. For example, we may share information with companies that perform services on our behalf. One such service provider is the transfer agent for the Funds, PFPC Global Fund Services, which opens accounts, processes transactions and mails account statements. We require that each such company agree to share or use your information only for those purposes for which they were hired. Also, we may provide information to auditors or regulators but only as required by law.

     In order to protect your personal information, North Track maintains physical, electronic and procedural safeguards, and limits access to your information to those authorized employees who need it in order to perform their jobs.

     If you have any questions regarding our privacy policy please feel free to call North Track Funds at 800-826-4600.

                        FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Share-holders. The Annual Report is available upon request.

                                                                            ACHIEVERS FUND -- CLASS A
                                                   ---------------------------------------------------------------------------
                                                    For the years ended                                For the years ended
                                                       October 31,             For the ten                December 31,
                                                   ---------------------       months ended       ----------------------------
                                                     2001         2000       October 31, 1999      1998       1997       1996
                                                   --------     --------     ----------------     ------     ------     ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                               $28.17       $30.32           $27.92          $25.13     $20.01     $16.97

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                     (.11)        (.08)             .02             .07        .13        .14
     Net realized and unrealized
       gains (losses) on investments                 (9.75)        2.35             2.39            4.80       5.43       3.54
                                                    ------       ------           ------          ------     ------     ------
     TOTAL FROM INVESTMENT
       OPERATIONS                                    (9.86)        2.27             2.41            4.87       5.56       3.68
                                                    ------       ------           ------          ------     ------     ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                                --         (.01)            (.01)           (.07)      (.13)      (.14)
     Distributions from net realized
       capital gains on investments                  (1.88)       (4.41)              --           (2.01)      (.31)      (.50)
                                                    ------       ------           ------          ------     ------     ------
     TOTAL DISTRIBUTIONS                             (1.88)       (4.42)            (.01)          (2.08)      (.44)      (.64)
                                                    ------       ------           ------          ------     ------     ------
NET ASSET VALUE,
  END OF PERIOD                                     $16.43       $28.17           $30.32          $27.92     $25.13     $20.01
                                                    ------       ------           ------          ------     ------     ------
                                                    ------       ------           ------          ------     ------     ------

TOTAL RETURN**<F9>                                (37.2)%         8.0%             8.6%++<F9>    19.4%      27.9%      21.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                            $24,081      $46,978          $45,071         $44,219    $39,565    $30,504
Ratio of net expenses to
  average net assets                                  1.6%         1.4%+            1.3%*+          1.3%+      1.2%+      1.2%+
                                                                      <F10>         <F8><F10>         <F10>      <F10>      <F10>
Ratio of net investment income
  (loss) to average net assets                      (0.5)%       (0.3)%+            0.1%*+          0.2%+      0.6%+      0.8%+
                                                                      <F10>         <F8><F10>         <F10>      <F10>      <F10>
Portfolio turnover rate                              61.7%        33.3%            18.1%++<F12>    11.9%      11.9%      13.1%

 *<F8>   Annualized.
**<F9>   The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F10> Reflects a voluntary reimbursement of fund expenses of 0.02% in 2000, 0.02% in 1999, 0.02% in 1998, 0.1% in 1997 and 0.1% in 1996. Without
          reimbursement the ratio of net expenses to average net assets would have been 1.4% in 2000, 1.3% in 1999, 1.3% in 1998, 1.2% in 1997, and
          1.2% in 1996.
++<F11>   Not annualized.

                                                                                     ACHIEVERS FUND -- CLASS B
                                                                  --------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                  For the years ended                            July 27, 1998
                                                                      October 31,            For the ten         (commencement
                                                                  --------------------       months ended      of operations) to
                                                                    2001        2000       October 31, 1999    December 31, 1998
                                                                  --------    --------     ----------------    -----------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                               $27.80      $30.12           $27.86               $28.48

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                                    (.28)       (.18)            (.16)                 .01
     Net realized and unrealized
       gains (losses) on investments                                (9.56)       2.27             2.42                 1.39
                                                                   ------      ------           ------               ------
     TOTAL FROM INVESTMENT OPERATIONS                               (9.84)       2.09             2.26                 1.40
                                                                   ------      ------           ------               ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                              --          --               --                 (.01)
     Distributions from net realized
       capital gains on investments                                 (1.88)      (4.41)              --                (2.01)
                                                                   ------      ------           ------               ------
     TOTAL DISTRIBUTIONS                                            (1.88)      (4.41)              --                (2.02)
                                                                   ------      ------           ------               ------
NET ASSET VALUE, END OF PERIOD                                     $16.08      $27.80           $30.12               $27.86
                                                                   ------      ------           ------               ------
                                                                   ------      ------           ------               ------

TOTAL RETURN**<F13>                                               (37.7)%        7.4%             8.1%++<F15>          4.9%++<F15>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                                            $1,711      $2,749           $1,138                 $338
Ratio of net expenses to average net assets                          2.3%        2.1%+            2.0%*+               1.7%*+
                                                                                    <F14>         <F12><F14>           <F12><F14>
Ratio of net investment income (loss)
  to average net assets                                            (1.2)%      (1.0)%+          (0.7)%*+                 --*+
                                                                                    <F14>         <F12><F14>           <F12><F14>
Portfolio turnover rate                                             61.7%       33.3%            18.1%++<F15>         11.9%++<F15>

 *<F12>   Annualized.
**<F13> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F14> Reflects a voluntary reimbursement of fund expenses of 0.02% in 2000, 0.02% in 1999 and 0.06% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 2.1% in 2000, 2.0% in 1999, and 1.8% in 1998.
++<F15>   Not annualized.

                                                                                 ACHIEVERS FUND -- CLASS C
                                                                   -----------------------------------------------------
                                                                       For the           For the period from May 8, 2000
                                                                      year ended           (commencement of operations)
                                                                   October 31, 2001          through October 31, 2000
                                                                   ----------------      -------------------------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.09                        $27.66

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                         (.21)                         (.06)
     Net realized and unrealized gains (losses) on investments           (9.74)                          .49
                                                                        ------                        ------
     TOTAL FROM INVESTMENT OPERATIONS                                    (9.95)                          .43
                                                                        ------                        ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                   --                            --
     Distributions from net realized capital gains on investments        (1.88)                           --
                                                                        ------                        ------
     TOTAL DISTRIBUTIONS                                                 (1.88)                           --
                                                                        ------                        ------
NET ASSET VALUE, END OF PERIOD                                          $16.26                        $28.09
                                                                        ------                        ------
                                                                        ------                        ------

TOTAL RETURN**<F38>                                                    (37.7)%                        (1.0)%++<F19>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                           $173                           $66
Ratio of net expenses to average net assets                               2.4%                          2.1%*<F16>+<F18>
Ratio of net investment loss to average net assets                      (1.3)%                        (1.2)%*<F16>+<F18>
Portfolio turnover rate                                                  61.7%                         33.3%++<F19>

 *<F16>   Annualized.
**<F17> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F18> Reflects a voluntary reimbursement of fund expenses of 0.13% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.2% in 2000.
++<F19>   Not annualized.

If you have any questions about any of the Funds or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semi-Annual Reports, you may call or write North Track at:

NORTH TRACK FUNDS, INC.
250 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
1-800-826-4600

The SAI, which contains more information on the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semi-Annual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this in-formation can be obtained, for a duplicating fee, by electronic request to E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
Investment Company Act File No. 811-4401.

NORTH TRACK FUNDS, INC.                  ACCOUNTING/PRICING AGENT
                                         B.C. Ziegler and Company
1-800-826-4600                           215 North Main Street
                                         West Bend, Wisconsin 53095

Sales and Marketing
250 East Wisconsin Avenue                TRANSFER AND DIVIDEND DISBURSING AGENT
Suite 1900                               PFPC Global Fund Services
Milwaukee, Wisconsin 53202               P.O. Box 60504
                                         King of Prussia, Pennsylvania 19406
Operations and Accounting
215 North Main Street
West Bend, Wisconsin 53095               CUSTODIAN
                                         Union Bank of California
INVESTMENT ADVISOR                       475 Sansome Street
B.C. Ziegler and Company                 San Francisco, California 94111
250 East Wisconsin Avenue
Suite 1900                               COUNSEL
Milwaukee, WI  53202                     Quarles & Brady LLP
                                         411 East Wisconsin Avenue
DISTRIBUTOR                              Milwaukee, Wisconsin 53202
B.C. Ziegler and Company
250 East Wisconsin Avenue                AUDITOR
Suite 1900                               Arthur Andersen LLP
Milwaukee, Wisconsin 53202               100 East Wisconsin Avenue
                                         Milwaukee, Wisconsin 53202

                                                                    Rule 497(c)

STATEMENT OF ADDITIONAL INFORMATION
     DATED MARCH 1, 2002
NORTH TRACK FUNDS, INC.
ACHIEVERS FUND
250 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

     This Statement of Additional Information and the Prospectus to which it relates describes the Achievers Fund ("the Fund"). The Fund is a series of the North Track Funds, Inc. ("North Track"). The North Track family of mutual funds includes: the Cash Reserve Fund, Wisconsin Tax-Exempt Fund, Tax-Exempt Fund, Government Fund, S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund.

     Class A, Class B and Class C Shares are available for the Fund. The Fund seeks to obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth. There can be no assurance that the Fund will achieve its investment objective.

     You may obtain a Prospectus and purchase shares of the Fund from B.C. Ziegler and Company ("Ziegler" or the "Distributor"), 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone 800-826-4600, or from Selected Dealers (see the Prospectus dated March 1, 2002 for more complete information, including an account application). This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus. This Statement of Additional Information provides details about the Fund that are not required to be included in the Prospectus, and should be viewed as a supplement to, and not as a substitute for, the Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

     The financial statements of the Fund and the report of the independent auditors thereon are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2001. See "Financial Statements."

                             TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----
FUND HISTORY AND CAPITAL STOCK..............................................3
INVESTMENT PROGRAM..........................................................4
INVESTMENT RESTRICTIONS....................................................13
MANAGEMENT OF NORTH TRACK..................................................15
PURCHASE OF SHARES.........................................................27
DISTRIBUTION EXPENSES......................................................30
DETERMINATION OF NET ASSET VALUE PER SHARE.................................33
PERFORMANCE INFORMATION....................................................34
TAX STATUS.................................................................41
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................42
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................43
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS.................................45
FINANCIAL STATEMENTS.......................................................46


IMPORTANT NOTICE

     The Board of Directors of North Track has adopted a Plan of Reorganization and liquidation for the Fund (the "Plan"), subject to shareholder approval. A Proxy Statement/Prospectus describing the Plan was mailed to shareholders of the Fund on or about March 1, 2002. If approved by shareholders of the Fund, the transactions contemplated by the Plan would be completed by April 29, 2002.

     Under the Plan, the Fund would transfer substantially all of its assets (net of its liabilities) to the S&P 100 Plus Fund, another series of North Track. In the transaction, shareholders of the Fund would receive, in exchange for their Fund shares, a number of shares of the S&P 100 Plus Fund having an aggregate net asset value equal to the aggregate value of the Fund assets transferred in the transaction. It is expected that the value of each shareholder's account in the S&P 100 Plus Fund immediately after the transaction would be the same as the value of that shareholder's account in the Fund immediately prior to the transaction. The class(es) of shares of the S&P 100 Plus Fund to be received by each shareholder will correspond to class(es) of shares the Fund held by the shareholders.


                      FUND HISTORY AND CAPITAL STOCK

North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation

     The authorized common stock of North Track consists of ten billion shares, with a par value of $.001 per share. Shares of North Track are divided into ten mutual fund series, each with distinct investment objectives, policies and strategies. In addition to the Fund described in this Statement of Additional Information, North Track also offers shares of the Cash Reserve Fund, Wisconsin Tax-Exempt Fund, Tax Exempt Fund, Government Fund, S&P 100 Plus Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Managed Growth Fund through separate prospectuses. North Track offers dif-ferent classes of shares for its mutual funds. The Fund, as well as the S&P 100 Plus, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Managed Growth Funds, each offer Class A, Class B and Class C shares. The Government Fund offers Class A and Class C shares. The Tax-Exempt and Wisconsin Tax-Exempt Funds offer only Class A shares. Shares of the Cash Reserve Fund are divided into three separate classes, namely, Class X (Retail Class) shares, Class Y (Institutional Class) shares and Class B shares.

     Separate classes of shares within the Fund have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder servicing expenses and may have its own sales load structure. At the discretion of North Track's Board of Directors, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the Fund's assets) if the separate classes incur those expenses in different amounts, or if one class receives services of a different kind or to a different degree than another class within the same fund. The fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the Fund.

     The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     Each share of North Track, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares of stock are redeemable at net asset value, at the option of the shareholder. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share.

     Each share of North Track has one vote on each matter presented to shareholders. All shares of North Track vote together on matters that affect all shareholders uniformly, such as in the election of directors. On matters affecting an individual fund (such as approval of advisory or sub-advisory contracts and changes in fundamental policies of a series) a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required. Shares of a fund or class are not entitled to vote on any matter that does not affect it.

     As used in the Prospectus, the phrase "majority vote" of the outstanding shares of a class, Fund or North Track means the vote of the lesser of: (1) 67% of the shares of the class, Fund or North Track, as the case may be, present at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the class, Fund or North Track, as the case may be.

     As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment ad-visory contract.

                            INVESTMENT PROGRAM

     The Prospectus describes the investment objective and principal investment strategies of the Fund. Certain other investment strategies and policies of the Fund are described in greater detail below.

OPTIONS

     The Fund may use options on stock indices and individual stocks to enhance income and for hedging purposes.

     A call option on a security gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a fund exposes the fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the related portfolio security, or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.

     A call option is considered to be covered if: (i) the writer (seller) thereof owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or depository) upon conversion or exchange of other securities; (ii) the writer holds on a unit-for-unit basis a call on the same security as the call written, and the exercise price of the call purchased is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the fund in cash or cash equivalents in a segregated account with its custodian or depository; or (iii) the writer maintains in a segregated account with its custodian or depository cash or cash equivalents sufficient to cover the market value of the open position.

     An option on an index is a contract that gives the holder of the option, in return for payment of a premium, the right to demand from the seller (call) delivery of cash in an amount equal to the value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A call option on an index is considered to be covered if the writer (seller) maintains with its custodian or depository cash or cash equivalents equal to the contract value. A call option is also covered if the writer holds a call on the same index as the call written where the exercise price of the call purchased is equal to or less than the exercise price of the call written.

     A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. A put option on a securities index gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation buy, the cash value of the index at any time during the option.

     A put option on an index is covered if a writer holds a put on the same index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written provided the difference is maintained by the writer in cash or cash equivalents in a segregated ac-count with its custodian or depository.

     The Fund will only purchase put options on individual securities held by the Fund, or on securities indices which, in the opinion of the Advisor, have investment characteristics similar to those of securities in the Fund or an index on the securities.

     Whenever the Fund does not own securities underlying an open option position sufficient to cover the position, or whenever the Fund has written
(sold) a put, the Fund will maintain in a segregated account with its Custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The purchase of a put option may be intended to protect the Fund from the risk of a decline in the value of a security below the exercise price of the option. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

FUTURES

     The Fund may purchase and sell exchange-traded index futures contracts for the purposes and strategies described in the Prospectus. The Fund may use futures on the S&P 500 Index, the S&P Midcap 400 Index and the Nasdaq Composite Index. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

     Futures contracts covering the indices in which the Fund may trade presently are traded on the Chicago Mercantile Exchange or the New York Futures Exchange. The Fund also may engage in transactions involving futures contracts on other indices presently traded or in the future created and traded on national stock exchanges if, in the opinion of the Board of Directors of North Track, such futures contracts are appropriate instruments to help the Advisor achieve the Fund's objective.


     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement be-tween the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market all of its open futures positions.

     While the Fund maintains an open futures position, the Fund must maintain with the Custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). The Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

     Index futures contracts in which the Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

     There are several risks associated with the use of futures contracts in the manner intended by the Fund. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a cor-relation between the price movements in the underlying index and in the portfolio securities being hedged or the index being simulated, as the case may be. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures and differences between the financial instruments being hedged or replicated and the instruments underlying the standard contracts available for trading.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable posi-tions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position and the Fund would continue to be required to meet margin requirements until the position is closed.

     To minimize such risks, the Fund will not enter into a futures contract if, immediately after such transaction, the initial margin deposits for futures contracts held by the Fund would exceed 5% of the Fund's total assets. Additionally, the Fund may not maintain open short positions in futures contracts or call options written on indices if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in the Fund's investment portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its investment portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

TAXATION OF OPTIONS AND FUTURES

     If the Fund exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options, the difference between the cash received at exercise and the premium paid is a capital gain or loss. If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased
(put). For cash settlement options, the difference between the cash paid at exercise and the premium received is a capital gain or loss. Entry into a closing purchase transaction will result in capital gain or loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than one year prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term for federal tax purposes. The holding period of the securities covering an "in the money" option will not include the period of time the option was outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should the Fund ever deliver securities under a futures contract (which is not expected to occur), the Fund will realize a capital gain or loss on those securities.

     For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options and futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options and futures positions, the related securities positions and certain successor positions thereto) may be deferred to a later taxable year. Sales of futures contracts or writing of call options or buying put options which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of the hedged securities.

     The Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised of the nature of the payments.

FOREIGN INVESTMENTS

     The Fund may invest in American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the Nasdaq Stock Market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in securities of foreign issuers (including ADRs) involve certain inherent risks, including the following:

     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.
Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     Currency Fluctuations. A change in the value of a foreign currency against the U.S. dollar may affect the value of the foreign securities held by a mutual fund. The value of a mutual fund's assets invested in securities of foreign issuers may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     Market Characteristics. Foreign exchanges and markets may be more volatile than those in the United States, and foreign securities may be less liquid than domestic securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     Taxes. Dividends and interest payable on a mutual fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders.

     In considering whether to invest in the securities of a foreign company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in ADRs will fluctuate from time to time within the limitations imposed above, depending on the Advisors' assessment of prevailing market, economic and other conditions.

SHORT-TERM INVESTMENTS

     The Fund may invest in any of the following securities and instruments in management of cash receipts, for liquidity for anticipated redemptions, to meet cash flow needs to enable the Fund to take advantage of buying opportunities, during periods when attractive investments are unavailable and for temporary defensive purposes. Normally, the Fund will invest less than 10% of its total assets in short-term investments, although the Advisors have discretion to increase the Fund's cash position without limit for temporary defensive purposes.

     GOVERNMENT SECURITIES. The Fund may acquire U.S. Government securities, including of direct obligations of the U.S. Treasury and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only as to interest rate, maturity and time of issuance. Treasury bills have a maturity of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME

DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES, VARIABLE RATE DEMAND NOTES, REPURCHASE AGREEMENTS AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in high quality commercial paper and short-term notes, including variable rate demand notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase high quality corporate obligations which have remaining maturities of one year or less from the date of purchase.

     The Fund also may purchase corporate obligations known as variable rate demand notes. Variable rate demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may de-mand payment of principal and accrued interest at any time. The investment policies of the Fund permit the purchase of variable rate demand notes only if, at the time of purchase, the notes are rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization, or, if unrated, the issuer has unsecured debt securities outstanding of an equivalent rating.

     The Fund also may invest in repurchase agreements as short-term instruments. See "Investment Program - Repurchase Agreements" below.

     MONEY MARKET FUNDS. The Fund may invest in money market mutual funds. An investment by the Fund in a money market mutual fund may cause the Fund to incur duplicate and/or increased administration and distribution expenses. Such investments are limited under the 1940 Act and by applicable investment restrictions. See "Investment Restrictions" in this Statement of Additional Information.

SHORT SALES "AGAINST-THE-BOX"

     The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as the securities sold short. The Fund may not engage in a short sale if the transaction would result in more than 10% of the Fund's net assets being held as collateral for such short sales. Short sales structured in this fashion are referred to as short sales "against-the-box." The Fund might use short sales against-the-box, for example, to defer the realization of a capital gain for federal income tax purposes.

REPURCHASE AGREEMENTS

     The Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Fund may enter into repurchase agreements with broker-dealers and with banks. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

     In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, the Fund could experience losses that include: (1) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights; (2) possible loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and (4) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisors will invest in repurchase agreements only when they determine that the Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisors do not currently intend to invest the assets of the Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

LENDING OF FUND SECURITIES

     In order to generate income, the Fund may lend its portfolio securities to brokers, dealers and other institutional investors, provided the Fund receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By reinvesting the collateral it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. During the term of the loan, the Fund is entitled to receive interest and other distributions paid on the loaned securities, as well as any appreciation in the market value. The Fund also is entitled to receive interest from the institutional borrower based on the value of the securities loaned. From time to time, the Fund may return to the borrower, and/or a third party which is unaffiliated with North Track and which is acting as a "placing broker," a part of the interest earned from the investment of the collateral received for securities loaned.

     The Fund does not have the right to vote the securities loaned during the existence of the loan, but can call the loan to permit voting of the securities if, in the Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan is repaid. In the event of bankruptcy or other default of the borrowing institution, the Fund could experience delays in liquidating the loan collateral or recovering the loan securities, and incur risk of loss including: (1) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. To minimize these risks, the Advisors evaluate and continually monitor the creditworthiness of the institutional borrowers to which the Fund lends its securities.

     To minimize the foregoing risks, the Fund's securities lending practices are subject to the following conditions and restrictions: (1) the Fund may not make such loans in excess of 33% of the value of its total assets; (2) the Fund must receive cash collateral in an amount at least equal to 100% of the value of the securities loaned; (3) the institutional borrower must be required to increase the amounts of the cash collateral whenever the market value of the loaned securities rises above the amount of the collateral; (4) the Fund must have the right to terminate the loan at any time; (5) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions on the loaned securities and any increase in the market value of the loaned securities; and (6) the Fund may not pay any more than reasonable custodian fees in connection with the loan.

PORTFOLIO TURNOVER

     In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover in excess of 100% engages in a high volume of buying and selling, and likely will pay brokerage commissions and realize more taxable gains than a mutual fund with a lower turnover rate. High portfolio turnover rates also may result in the realization of substantial net short-term gains. Any such gains that you receive as a shareholder will be taxed as ordinary income for federal income tax purposes.

     The Fund expects a portfolio turnover rate of less than 100%, given the fact that the Advisor makes investments for the Fund's long-term growth potential, and does not engage in market-timing and short-term trading strategies.

     For the fiscal years ended October 31, 2001 and 2000, the Fund's portfolio turnover rates were as follows:

    2001          2000
    ----          ----
    61.7%        33.3%

                          INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions and policies which cannot be changed without a majority vote of shareholders of the Fund, except that the restriction set forth in paragraph 16 is not fundamental. Policies that are not "fundamental policies" are subject to change by the Board of Directors without shareholder approval. The Fund may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government Securities, which may be purchased without limitation.

     (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of U.S. Government securities or on municipal securities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Fund's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

     (6) Buy or sell real estate, real estate investment trusts, interests in real estate limited partnerships, oil, gas and mineral interests, or oil, gas and mineral leases.

     (7) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

     (8) Make loans, except that the Fund may lend its portfolio securities, subject to the conditions and limitations established in this Statement of Additional Information. See "Investment Program - Lending of Portfolio Securities" above. For the purposes of this restriction, in-vestments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

     (9) Underwrite the securities of other issuers for the purchase of municipal securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available.

     (10) Purchase securities with legal or contractual restrictions on resale.

     (11) Issue senior securities.

     (12) Purchase securities on margin, make short sales or write or purchase put and call options, except for the purposes and subject to the conditions and limitations described in the Prospectus.

     (13) Buy or sell commodities or commodity contracts.

     (14) Invest in illiquid securities.

     (15) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Fund's net assets; included within the 5%, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the Nasdaq Stock Market.

     (16) Purchase or retain the securities of an issuer if those officers or Directors of North Track or the Advisors (as defined under the caption "Management of North Track - The Investment Advisors" in this Statement of Additional Information) who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

NON-FUNDAMENTAL RESTRICTIONS

     The Fund also is subject to certain nonfundamental investment restrictions described below. The 1940 Act currently places restrictions on certain investments by the Fund, including: (a) subject to certain exceptions, the 1940 Act currently prohibits the Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of other investment companies in aggregate, or purchasing more than 3% of the total outstanding voting stock of another investment company, except that this restriction does not apply to a purchase of investment company securities as a part of a merger, consolidation, reorganization or acquisition of assets; and (b) the 1940 Act's limit on aggregate holdings of illiquid securities or securities with restrictions on resale is 15% of the Fund's net assets.

                         MANAGEMENT OF NORTH TRACK

DIRECTORS AND OFFICERS

     Under applicable law, the Board of Directors is responsible for management of North Track, and provides broad supervision over its affairs. The Board of Directors meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of North Track, and hires the Fund's service providers, including the Fund's investment advisor and distributor of the Funds' shares, B.C. Ziegler and Company ("Ziegler"). The Board annually reviews and considers approval of the continuation the investment advisory agreement with Ziegler and the Fund's distribution plan, and annually approves the selection of independent public accountants for the Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of Heartland's business. The policy of North Track is that the majority of Board members are independent of Ziegler. The following table presents information about each director and officer of North Track:

                              TERM OF                   NUMBER OF
                 POSITION(S)  OFFICE                    NORTH TRACK OTHER
                 HELD         AND LENGTH PRINCIPAL      FUNDS       DIRECTOR-
                 WITH         OF TIME    OCCUPATION(S)  OVERSEEN    SHIPS(2)<F2>
NAME, ADDRESS &  NORTH        SERVED(1)  DURING PAST    BY          HELD BY
AGE              TRACK             <F1>  FIVE YEARS     DIRECTOR    DIRECTOR
---              ---------    ---------  ------------   ----------- ----------
INTERESTED DIRECTORS AND OFFICERS:

Peter D.        Chairman of  Since 2000 Director, The       10      None
Ziegler(3)<F3>  the Board               Ziegler Companies,
215 N. Main                             Inc. from 1986 to
Street                                  2001;Chairman,
West Bend, WI                           The Ziegler Companies,
53095                                   Inc.from 1997
                                        to 2000;
Age: 52                                 President and CEO,
                                        The Ziegler
                                        Companies, Inc.
                                        from 1990 to 2000;
                                        Director, West
                                        Bend Mutual Insur-
                                        ance Company since
                                        1980;
                                        Director,
                                        Trustmark
                                        Insurance Cos. since
                                        1980; Trustee National
                                        YMCA Retirement Fund.

Steven P.       Director    Since 2001  Managing Director   10      None
Kent(4)<F4>                             in Corporate
8220 Greystone                          Finance Depart-
Court                                   ment, Keefe,
Burr Ridge, IL                          Bruyette & Woods,
60521                                   Incorporated
Age:  51                                (investment
                                        banking firm)
                                        since August 1998,
                                        Managing Director
                                        in Corporate
                                        Finance Depart-
                                        ment, Robert W.
                                        Baird & Co. Incor-
                                        porated from 1983
                                        to 1998

Robert J.       President   Since 1984  Managing Director,    N/A    N/A
Tuszynski(5)<F5>                        Ziegler Investment
250 E. Wisconsin                        Group, B.C.
Ave.                                    Ziegler and
Milwaukee, WI                           Company, since
53202                                   1999; prior
Age: 42                                 thereto Senior
                                        Vice President,
                                        B.C. Ziegler and
                                        Company, from 1996
                                        to 1999.

James L.        Senior Vice Since 1999  Vice President -      N/A     N/A
Brendemuehl     President -             Mutual Funds, B.C.
250 E. WisconsinSales                   Ziegler and
Ave.                                    Company since
Milwaukee, WI                           1995.
53202
Age: 56

John H.         Senior Vice Since 1993  Wholesaler, B.C.      N/A     N/A
Lauderdale      President-              Ziegler and
250 E. WisconsinMarketing               Company since
Ave.                                    1991.
Milwaukee, WI
53202
Age: 36

Franklin P.     Chief       Since 1996  Manager of North      N/A     N/A
Ciano           Financial               Track Operations,
215 N. Main     Officer and             B.C. Ziegler and
Street          Treasurer               Company since
West Bend, WI                           1996.
53095
Age: 49



Kathleen Cain   Secretary   Since 1999  Administrative        N/A     N/A
250 E. Wisconsin                        assistant to
Ave.                                    President of North
Milwaukee, WI                           Track, B.C.
53202                                   Ziegler and
Age: 44                                 Company, since
                                        1999; prior
                                        thereto, Assistant
                                        Secretary/Treasure
                                        r for Regal Ware,
                                        Inc. (kitchen
                                        items manufac-
                                        turer).

INDEPENDENT DIRECTORS:

Ralph J. Eckert Director    Since 1996  Chairman               10     None
2059 Keystone                           Emeritus and
Ranch Road                              Director,
Dillon, CO 80435                        Trustmark Insurance
Age:  72                                Cos.from April 1997
                                        to 1999; Chairman,
                                        Trustmark Insurance
                                        Cos. from 1971 to
                                        1997; Director,
                                        Trustmark Insurance
                                        Cos. from 1971 to 2000;
                                        Trustee of the
                                        Board of Pensions
                                        of the Evangelical
                                        Lutheran Church in
                                        America from 1991
                                        to 1997, and
                                        Chairman of the
                                        Board from 1993 to
                                        1997.

James G. DeJong Director    Since 2001  President and Man-     10     None
11000 N. Wyngate                        aging Shareholder,
Trace                                   O'Neil, Cannon &
Mequon, WI 53092                        Hollman S.C. (law
Age: 50                                 firm)since 1978.

Marcia L.       Director    Since 2001  Retired; Senior        10     None
Wallace                                 Vice President in
575 Commonwealth                        Global Trust
Place                                   Services and
Sarasota, FL                            Institutional
34242                                   Custody, First
Age: 54                                 Chicago NBD/Bank
                                        One from 1985 to
                                        1999.
----------

(1)<F1> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2)<F2> Only includes directorship held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) <F3> Mr. Ziegler is considered to be an "interested person" (as defined in the 1940 Act) of North Track because of his beneficial ownership of shares of common stock of The Ziegler Companies, Inc., the parent of Ziegler, and because until 2001 he was a director of The Ziegler Companies, Inc. and until 2000 he was its President and Chief Executive Officer.

(4)<F4> Mr. Kent is considered to be an "interested person" (as defined in the 1940 Act) of North Track because of his employer, Keefe, Bruyette
     & Woods, Incorporated, has provided investment-related services in 2000 to Ziegler.

(5)<F5> Mr. Tuszynski is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is the President of North Track and an officer of Ziegler.

     BOARD COMMITTEES

     The standing committees of North Track's Board of Directors include an audit committee, a pricing committee and a nominating committee. The audit and nominating committees consist of all the independent directors, namely Ralph J. Eckert, James G. DeJong and Marcia L. Wallace. Mr. Eckert serves as chairman of both committees. The pricing committee consists of Marcia
L. Wallace (chair), Steven P. Kent and Peter D. Ziegler.

     The audit committee annually selects independent public accountants for the Fund and oversees the preparation of the Fund's financial state-ments. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Fund's financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee met one time during the fiscal year ended October 31, 2001.

     The pricing committee oversees the pricing policies and guidelines established by the Board of Directors and confers with management personnel of the Advisors on matters relating to the pricing of securities held by the North Track funds (including the Fund).

     The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" must be made and approved by the nominating committee. The nominating committee met one time during the fiscal year ended
October 31, 2001.

DIRECTOR OWNERSHIP OF FUND SHARES

     The table below sets forth the dollar range of shares of the North Track funds owned by each director as of December 31, 2001 is listed below.

                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                       REGISTERED INVESTMENT
                                                       COMPANIES OVERSEEN BY
                     DOLLAR RANGE OF EQUITY            DIRECTOR IN FAMILY OF
NAME OF DIRECTOR     SECURITIES IN THE FUND            INVESTMENT COMPANY
----------------     ----------------------            ------------------------


Peter D. Ziegler     $50,001-$100,000 (Achievers)          Over $100,000
                     Over $100,000 (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Tax-Exempt)
                     None (Government)
                     Over $100,000 (S&P 100 Plus)
                     Over $100,000 (PSE Tech 100 Index)
                     None (Dow Jones U.S. Health Care
                           100 Plus)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     $50,001-$100,000 (Managed Growth)

James G. DeJong      None (Achievers)                      None
                     None (Wisconsin Tax-Exempt)
                     None (Tax-Exempt)
                     None (Government)
                     None (S&P 100 Plus)
                     None (PSE Tech 100 Index)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Managed Growth)
Ralph J. Eckert      $10,001-$50,000 (Achievers)           Over $100,000
                     $10,001-$50,000 (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Tax-Exempt)
                     None (Government)
                     $50,001-$100,000 (S&P 100 Plus)
                     $50,001-$100,000 (PSE Tech
                                       100 Index)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                          $10,001-$50,000 (Managed
                          Growth)
Steven P. Kent       None (Achievers)                       $1-$10,000
                     None (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Tax-Exempt)
                     None (Government)
                     None (S&P 100 Plus)
                     $1-$10,000 (PSE Tech 100
                                 Index)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Managed Growth)

Marcia L. Wallace    None (Achievers)                       $1-$10,000
                     None (Cash Reserve)
                     None (Wisconsin Tax-Exempt)
                     None (Tax-Exempt)
                     $1-$10,000 (Government)
                     None (S&P 100 Plus)
                     None (PSE Tech 100 Index)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Dow Jones U.S. Health
                           Care 100 Plus)
                     None (Managed Growth)

     No director who is not an interested person of North Track, or his or her immediate family members, owned beneficially or of record, as of December 31, 2001, any securities of B.C. Ziegler and Company or in any person controlling, controlled by or under common control with B.C. Ziegler and Company.

DIRECTOR COMPENSATION

     North Track pays the compensation of the directors who are not officers, directors or employees of Ziegler. North Track may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each mutual fund series of North Track (including the Fund) pays a proportionate amount of these expenses based on its total assets.

     The table below shows fees paid to directors of North Track for the fiscal year ended October 31, 2001.

                                       PENSION OR                 COMPENSATION
                                       RETIREMENT                 FROM NORTH
 NAME OF PERSON                        BENEFITS                   TRACK FUND
 AND                                   ACCRUED     ESTIMATED      COMPLEX (10
 POSITION WITH     COMPENSATION FROM   AS PART OF  ANNUAL         FUNDS) PAID
 NORTH TRACK       NORTH TRACK (BY     NORTH TRACK BENEFITS UPON  TO
                   FUND)               EXPENSES    RETIREMENT     DIRECTORS
--------------     ----------------    ----------- ------------   ------------

Peter D. Ziegler  $  278 (Achievers)     -0-         -0-            $8,749
                  $1,391 (Cash Reserve)
                  $  418 (Wisconsin
                           Tax-Exempt)
                  $  296 (Tax-Exempt)
                  $  250 (Government)
                  $2,186 (S&P 100 Plus)
                  $3,684 (PSE Tech 100)
                  $  172 (Managed
                          Growth)
                  $   44 (Dow Jones
                          U.S.Health
                          Care 100 Plus)
                  $   31 (Dow Jones
                          U.S.Financial
                          100 Plus)

Richard H.        $  586 (Achievers)     -0-         -0-            $16,995
Aster(1)<F6>      $2,487 (Cash Reserve)
                  $  794 (Wisconsin Tax-
                          Exempt)
                  $  556 (Tax-Exempt)
                  $  464 (Government)
                  $4,247 (S&P 100 Plus)
                  $7,508 (PSE Tech 100)
                  $  298 (Managed
                          Growth)
                  $   44 (Dow Jones
                          U.S.Health
                          Care 100 Plus)
                  $   31 (Dow Jones
                          U.S.Financial
                          100 Plus)

Augustine J.      $  586 (Achievers)     -0-         -0-            $16,995
English (1<F6>)   $2,487 (Cash
                  Reserve)
                  $  794 (Wisconsin
                  Tax-
                              Exempt)
                  $  556 (Tax-Exempt)
                  $  464 (Government)
                  $4,247 (S&P 100 Plus)
                  $7,508 (PSE Tech 100
                          Index)
                  $  298 (Managed
                          Growth)
                  $   44 (Dow Jones Health
                          Care 100 Plus)
                  $   31 (Dow Jones
                          U.S.Financial
                          100 Plus)

James G. DeJong   $  130 (Achievers)     -0-         -0-            $4,375
                  $  719 (Cash Reserve)
                  $  220 (Wisconsin
                          Tax-Exempt)
                  $  155 (Tax-Exempt)
                  $  131 (Government)
                  $1,097 (S&P 100 Plus)
                  $1,775 (PSE Tech 100
                          Index)
                  $   93 (Managed
                           Growth)
                  $   32 (Dow Jones
                          U.S.Health
                          Care 100 Plus)
                  $   23 (Dow Jones
                           U.S. Financial
                           100 Plus)
Ralph J. Eckert   $  586 (Achievers)     -0-         -0-            $16,995
                  $2,487 (Cash Reserve)
                  $  794 (Wisconsin
                          Tax-Exempt)
                  $  556 (Tax-Exempt)
                  $  464 (Government)
                  $4,247 (S&P 100
                          Plus)
                  $7,508 (PSE Tech 100
                          Index)
                  $  298 (Managed
                          Growth)
                  $   44 (Dow Jones
                          U.S. Health
                          Care 100 Plus)
                  $   31 (Dow Jones
                          U.S. Financial
                          100 Plus)

Steven P.         $  130 (Achievers)     -0-         -0-            $4,375
Kent(2)<F7>       $  719 (CashReserve)
                  $  220 (Wisconsin
                          Tax-Exempt)
                  $  155 (Tax-Exempt)
                  $  131 (Government)
                  $1,097 (S&P 100
                          Plus)
                  $1,775 (PSE Tech 100
                          Index)
                  $   93 (Managed
                          Growth)
                  $   32 (Dow Jones
                          U.S.Health
                          Care 100 Plus)
                  $   23 (Dow Jones
                          U.S. Financial
                          100 Plus)

Marcia L.         $  130 (Achievers)      -0-          -0-         $4,375
Wallace(2)<F7>    $  719 (Cash Reserve)
                  $  220 (Wisconsin
                          Tax-Exempt)
                  $  155 (Tax-Exempt)
                  $  131 (Government)
                  $1,097 (S&P 100
                          Plus)
                  $1,775 (PSE Tech
                          100)
                  $   93 (Managed
                          Growth)
                  $   32 (Dow Jones
                          U.S.Health
                          Care 100 Plus)
                  $   23 (Dow Jones
                          U.S.Financial
                          100 Plus)
----------
(1)<F6>   Retired from the Board as of November 9, 2001.

(2)<F7>   Elected to the Board as of May 31, 2001.


MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

     No director who is not an interested person of North Track, or immediate family member of that director, has had, during the two most recently completed calendar years, a direct or indirect interest in Ziegler or Geneva Capital Management, Ltd. ("Geneva"), the sub-advisor to the Managed Growth Fund, or in any person directly or indirectly controlling, controlled by or under common control with Ziegler or Geneva exceeding $60,000. In addition, no director who is not an interested person of Ziegler or Geneva, or any immediate family members of that director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was North Track; an officer of North Track; an investment company or an officer of an investment company having Ziegler or Geneva as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with Ziegler or Geneva. No director who is not an interested person of North Track, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODES OF ETHICS

     Rule 17j-1 under Section 17(j) of the 1940 Act makes it illegal for any person associated with North Track, the Adviser or the Sub-Advisor, who has knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, North Track, the Advisor and the Sub-Advisor have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of North Track's portfolio securities trades from investing in the same securities; however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Fund's securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits the person.

ELIMINATION OF SALES LOADS FOR AFFILIATES

     Class A shares of the Fund may be purchased at net asset value (that is, without a front-end sales charge) by directors and officers of North Track (including shares purchased by any such person's spouse, children or grandchildren under age 21, and by employees of B.C. Ziegler and Company, and the trustee or custodian under any pension or profit-sharing plan established for the benefit of any such employees. Non-employee directors of The Ziegler Companies, Inc. also may purchase Class A shares of the Fund without a sales charge. The term "employees" includes an employee's spouse (including the surviving spouse of a deceased employee), parents (including step-parents and in-laws), children, grandchildren under age 21, siblings, and retired employees. North Track permits such persons to purchase Class A shares of the Fund without a sales charge because of the minimum sales effort to accommodate these persons. The elimination of the sales load for these affiliates also encourages them to invest in North Track and rewards them for their services to North Track.

THE INVESTMENT ADVISOR

     Pursuant to the terms of an Investment Advisory Agreement, Ziegler provides the Fund and the other North Track funds with overall investment advisory and administrative services. Subject to such policies as the North Track Board of Directors may determine, Ziegler makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly-held financial services holding company.

     The advisory agreement pursuant to which the Advisor is retained by the Fund provides for compensation to the Advisor (computed daily and paid monthly) at annual rates based on the Fund's average daily net assets as follows: 0.75% of the first $250 million in assets, 0.70% of the next $250 million, and 0.65% of assets in excess of $500 million.

     The following table shows the advisory fees paid by the Fund during the past three fiscal years.

          2001                2000                1999(1)<F8>
          ----                ----                -------
        $279,999           $370,153(2)<F9>      $283,524(2)<F9>
--------------

(1)<F8> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

(2)<F9> The table does not reflect expenses that Ziegler reimbursed to the Fund and fees it waived during 2000 and 1999, which were $10,639 in 2000 and $3,994 in 1999.

On August 10, 2001, the Board of Directors approved the renewal of the Investment Advisory Agreement with Ziegler for the Fund. The primary factors that the Board considered in its decision were the scope and quality of the services provided by Ziegler; advisory fees and expense ratios of the Fund, including a comparison with the fees and expense ratios of other similar funds; the performance of the Fund generally and in relation to other similar funds; and the availability, cost and value of alternative means of obtaining such services.

ACCOUNTING/PRICING SERVICES

     In addition to serving as investment advisor, Ziegler provides certain accounting and pricing services to North Track, including calculating daily net asset value per share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon portfolio manager communications; and preparing monthly and an-nual summaries to assist in the preparation of financial statements of, and regulatory reports for, North Track. Ziegler has agreed to provide these services pursuant to the terms of an Accounting/Pricing Agreement at rates found by the Board of Directors to be fair and reasonable in light of the usual and customary charges made by unaffiliated vendors for similar services. The current rate of payment for these services for the Fund per year is .03 of 1% of the Fund's total assets of $30 million but less than $100 million, .02 of 1% of the Fund's total assets of $100 million but less than $250 million and .01 of 1% of the Portfolio's total assets of $250 million or more, with a minimum fee of $19,000 per year, plus expenses.

     The Accounting/Pricing Agreement will continue in effect from year to year, as long as it is approved at least annually by North Track's Board of Directors or by a vote of the outstanding voting securities of North Track and in either case by a majority of the Directors who are not parties to the Accounting/Pricing Agreement or interested persons of any such party.

The Accounting/Pricing Agreement terminates automatically if assigned and may be terminated without penalty by either party on 60 days notice. The Accounting/Pricing Agreement provides that neither Ziegler nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Accounting/Pricing Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Accounting/Pricing Agreement, and in no case shall their liability exceed one year's fee income received by them under such Agreement.

     The table below shows the total compensation paid by the Fund to Ziegler for its accounting/pricing services during each of the past three fiscal years.

          2001                   2000                   1999(1)<F10>
          ----                   ----                     ----
        $21,808               $24,695                    $19,662
---------------
(1)<F10> For the ten-month period from January 1, 1999 through October 31, 1999, (the end of the Fund's new fiscal year).

ADMINISTRATIVE SERVICES

     Ziegler also provides certain administrative services to the Fund, including the following:

          o Maintain and retain all of North Track's charter documents and the filing of all documents required to maintain North Track's status as a Maryland corporation and as a registered open-end investment company;

          o Arrange and prepare and disseminate all materials for meetings of North Track's Board of Directors and committees thereof and review and retain all minutes and other records thereof;

          o Prepare and, subject to approval of North Track's Chief Accounting Officer, disseminate North Track's and the Fund's quarterly financial information to North Track's Board of Directors and prepare such other reports relating to the business and affairs of North Track and the Fund as the officers and North Track's Board of Directors may from time to time reasonably request;

          o Administer North Track's Code of Ethics and periodic reporting to North Track's Board of Directors concerning compliance therewith by persons who are "Access Persons" (as that term is defined in said Code of Ethics);

          o Provide internal legal, compliance, audit, and risk management services and periodic reports to North Track's Board of Directors with respect to such services;

          o Prepare or manage the preparation of responses to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of North Track, including the oversight of all periodic inspections of the operations of North Track and its agents by regulatory authorities and responses to subpoenas and tax levies;

          o Handle and resolve any complaints registered with North Track by shareholders, regulatory authorities and the general public;

          o Monitor and arrange for the monitoring of legal, tax, regulatory, and industry developments related to the business affairs of North Track and communicate such developments to North Track's officers and Board of Directors as they may reasonably request or as the Administrator believes appropriate;

          o Administer operating policies of North Track and recommend to North Track's officers and Board of Directors modifications to such policies to facilitate the protection of the shareholders or market competitiveness of North Track and the Fund and to the extent necessary to comply with new legal or regulatory requirements;

          o Respond to surveys conducted by third parties and report the Fund's performance and other portfolio information;

          o File claims, monitor class actions involving portfolio securities, and handling administrative matters in connection with the litigation or settlement of such claims with respect to the Fund;

          o Develop, install and/or maintain telephone and automated systems for receiving, recording, tabulating and/or responding to shareholder inquiries or communications;

          o Facilitate and assist communication with beneficial owners of Fund shares by brokers and other service providers who own shares in street name; and

          o Maintain and pay membership fees associated with the Fund's membership in the Investment Company Institute for so long as the Board of Directors deems it advisable and appropriate to maintain such membership.

     Ziegler provides these services pursuant to the terms of an Administration Agreement between it and North Track. The Fund pays Ziegler compensation for providing these services at the rate of 0.1 of 1% of the Fund's average daily net assets. The Administration Agreement will continue in effect with respect to the Fund from year to year provided North Track's Board of Directors, including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of North Track, approve such continuance with respect to the Fund. Either party may terminate the Administration Agreement with respect to the Fund at any time on not less than sixty (60) days prior written notice. The Administration Agreement provides that the Administrator shall not be liable to North Track or the Fund for any action taken or thing done by it in good faith and without negligence or misconduct on its part or on the part of any of its subcontractors or agents. North Track must indemnify and hold the Administrator harmless from any and all claims, actions, suits, losses, costs, damages and expenses (including reasonable expenses for counsel) that it incurs in connection with any action or omission by it or its employees, agents or subcontractors in the performance of their duties under the Administration Agreement, unless such act or omission constitutes negligence, misconduct, willful misfeasance, bad faith or reckless disregard.

OTHER SERVICES PROVIDED BY ZIEGLER

     Ziegler also serves as the principal Distributor of shares of the Fund and receives commissions on sales of such shares. See "Purchase of Shares." In addition Ziegler receives reimbursement from the Fund for certain expenses Ziegler incurs in connection with distributing the Fund's shares pursuant to the Distribution Plan adopted by the Fund under Rule 12b-1 of the 1940 Act. See "Distribution Expenses."

CUSTODIAN SERVICES

     Union Bank of California serves as the custodian of North Track's assets, pursuant to a Custodian Servicing Agreement. The Custodian is responsible for holding and safekeeping of the Fund's assets.

TRANSFER AGENT SERVICES

     PFPC Global Fund Services provides transfer agent and dividend disbursing services to the Fund.

                            PURCHASE OF SHARES

     As the principal Distributor for the Fund, Ziegler allows Selected Dealer discounts (which are alike for all Selected Dealers) from the applicable public offering price. Neither Ziegler nor Selected Dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distribution Agreement between North Track and Ziegler contin-ues from year to year if it is approved annually by North Track's Board of Directors, including a majority of those Directors who are not interested persons, or by a vote of the holders of a majority of the outstanding shares. The Distribution Agreement may be terminated at any time by either party on 60 days notice and will automatically terminate if assigned.

CLASS A SHARES

     The public offering price of the Fund's Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. The maximum front-end sales charge for the Fund is 5.25% of the offering price.

     Class A shares of the Fund may be purchased by certain classes of persons without a sales charge, or a reduced sales charge, as described in the Prospectus. The Board of Directors believes this is appropriate because of the minimal sales effort needed to accommodate these classes of persons.

     Because sales to members of qualified groups result in economies of sales efforts and sales related expenses, the Distributor is able to offer a reduced sales charge to such persons. A "qualified group" is one which:
(1) has been in existence for more than six months; (2) has a purpose other than acquiring shares of the Fund at a discount; (3) has more than 10 members; (4) is available to arrange for group meetings between representa-tives of the Distributor or Selected Dealers distributing shares of the Fund; and (5) agrees to include sales and other materials related to North Track in its mailings to members at reduced or no cost to the Distributor or Selected Dealers. See "Purchasing Shares - Reduced Front-End Sales Charge" in the Prospectus.

CLASS B SHARES

     You may also purchase Class B shares of the Fund. The public offering price of Class B shares is net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge (expressed as a percent of the lesser of the current net asset value or original cost) if the Class B shares are redeemed within six years after purchase. The Class B Shares automatically convert to Class A shares after eight years. See "How to Purchase Shares" in the Prospectus.

CLASS C SHARES

     You may also purchase Class C shares of the Fund. The public offering price for Class C shares is the net asset value with no front-end sales charge. However, if you redeem Class C shares which you have held for less than 18 months, you must pay a contingent deferred sales charge in an amount equal to 1.00% of the lesser of the current net asset value at the time of redemption or the original cost for your shares. See "How to Purchase Shares" in the Prospectus.

DEALER REALLOWANCES

     The Distributor pays a reallowance to Selected Dealers out of the front-end sales load it receives on sales of Class A shares of the Fund, which reallowance is equal to the following percentage of the offering price of such shares:

SIZE OF INVESTMENT                            DEALER REALLOWANCE
------------------                            ------------------
Less than $25,000                                    4.50%
$25,000 but less than $50,000                        4.25%
$50,000 but less than $100,000                       4.25%
$100,000 but less than $250,000                      3.25%
$250,000 but less than $500,000                      2.50%
$500,000 but less than $1,000,000                    1.80%
$1,000,000 or more                                   0.50%

     In addition, the Distributor may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the selected dealer reallowance in respect of the shares sold. The Distributor may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to Selected Dealers. The Distributor's sales representatives may not qualify to participate in some of these incentive compensation programs, and the Distributor may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. In addition to the Selected Dealer Reallowances reflected in the table, the Distributor may from time to time pay an additional concession to a Selected Dealer which employs a registered representative who sells, during a specific period, a minimum dollar amount of shares, or may pay an additional concession to Selected Dealers on such terms and conditions as the Distributor determines. In no event will such additional concession paid by the Distributor to the Selected Dealer exceed the difference between the sales charge and the Selected Dealer Reallowance in respect of shares sold by the qualifying registered representatives of the Selected Dealer. Selected Dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

     The Distributor may make the following payments, out of its own funds, to Selected Dealers when Class A shares are purchased without a front-end sales charge as follows:

          o Up to 0.75% of the amount invested through the Selected Dealer when at least $1 million of shares are purchased.

          o Up to 0.75% of the amount invested through the Selected Dealer by a pension, profit sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue that also purchased shares of a North Track mutual fund prior to July 1, 1998.

     The Distributor will pay a commission to Selected Dealers who sell Class B shares of the Fund in an amount equal to 4.00% of the net asset value of the shares sold.

     The Distributor will pay a commission to Selected Dealers who sell Class C shares of the Fund in an amount equal to 1.00% of the net asset value of the shares sold.

     The table below shows commissions that Ziegler earned on sales of shares of the Fund during the past three fiscal years, including front-end sales charges on Class A and Class C shares and contingent deferred sales charges on Class B and Class C shares.

         2001                   2000                    1999(1)<F11>
         ----                   ----                    ----
        $15,189                $40,961                $42,218
-------------

(1)<F11> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).


                           DISTRIBUTION EXPENSES

     North Track's Distribution Plan (the "Plan") is its written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

     The Plan authorizes the Distributor to make certain payments to any qualified recipient, as defined in the Plan, that has rendered assistance in the distribution of North Track's shares (such as sale or placement of North Track's shares, or administrative assistance, such as maintenance of sub-accounting or other records). Qualified recipients include banks and other financial institutions. The Plan also authorizes the Distributor to purchase advertising for shares of the Fund, to pay for sales literature and other promotional material, and to make payments to its sales personnel. The Plan also entitles the Distributor to receive a fee of 0.25% an annual basis of the average daily net assets of Fund shares that are owned of record by the Distributor as nominee for the Distributor's customers or which are owned by those customers of the Distributor whose records, as maintained by North Track or its agent, designate the Distributor as the customer's dealer of record. Any such payments to qualified recipients or expenses will be reimbursed or paid by North Track, up to maximum annual amounts established under the terms of the Plan.

CLASS A SHARES

     The maximum amount of fees payable under the Plan during any calendar year with respect to Class A Shares of the Fund may not exceed an amount equal to 0.25% of the average daily net assets of the Fund over the relevant year.

CLASS B AND CLASS C SHARES

     The maximum amount of fees payable under the Plan during any calendar year by the Fund with respect to its outstanding Class B and Class C shares may not exceed an amount equal to 1.00% of the average daily net assets of the Fund over the relevant year which are attributable to such shares. A part of the distribution fee equal to 0.75% of the average daily net assets of the Fund will be paid to compensate the Distributor for assuming the costs of brokers' commissions in connection with the sale of the Class B and Class C shares.

     The Distributor bears its expenses of distribution above the foregoing amounts. No reimbursement or payment may be made for expenses of past fiscal years or in contemplation of expenses for future fiscal years under the Plan.

     The Plan states that if and to the extent that any of the payments by North Track listed below are considered to be "primarily intended to result in the sale of shares" issued by the Fund within the meaning of the Rule, such payments by North Track are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (1) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of North Track or other funds or other investments; (2) the costs of preparing, printing and mailing of all prospectuses to shareholders; (3) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of North Track's shares; (4) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (5) all fees and expenses relating to the qualification of North Track and or their shares under the securities or "Blue Sky" laws of any jurisdiction; (6) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of North Track's shares; (7) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance; (8) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (9) all costs of responding to telephone or mail inquiries of shareholders.

     The Plan also states that it is recognized that the costs of distribution of North Track's shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the Distributor, and that the profits, if any, of the Advisors are dependent primarily on the advisory fees paid by North Track to Ziegler. If and to the extent that any investment advisory fees paid by North Track might, in view of any excess distribution costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by North Track, the payment of such fees is nonetheless authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which North Track is a party, the Board of Directors including its Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("Qualified Directors"), shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and (b) of the 1940 Act.

     Under the Plan, North Track is obligated to pay distribution fees only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from the previous years. The Plan permits the Distributor to pay a portion of the distribution fee to authorized broker dealers, which may include banks or other financial institutions, and to make payments to such persons based on either or both of the following: (1) as reimbursement for direct expenses incurred in the course of distributing North Track's shares or providing administrative assistance to North Track or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals and personnel (including commissions and other compensation paid to such personnel); and/or (2) at a specified percentage of the average value of certain qualifying accounts of customers of such persons.

     The Plan requires that while it is in effect the Distributor shall report in writing at least quarterly to the Directors, and the Directors shall review, the following: (1) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payment was made; (2) the amounts of expenses and the purpose of each such expense; and (3) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter.

     The Plan will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors and its Qualified Directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated any time without penalty by a vote of a majority of the Qualified Directors or by the vote of the holders of a majority of the outstanding voting securities of North Track (or with respect to the Fund, by the vote of a majority of the outstanding shares of the Fund). The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval. While the Plan is in effect, the selection and nomination of those Directors who are not interested persons of North Track is committed to the discretion of such disinterested Directors. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Directors.

     The table below shows the total Rule 12b-1 fees paid during the fiscal year ended October 31, 2001 with respect to Class A, Class B and Class C shares of the Fund.


  CLASS A SHARES      CLASS B SHARES      CLASS C SHARES           TOTAL
   --------------      --------------      --------------          ------
      $90,717             $25,551             $1,652             $117,920

     The principal types of activities for which the Fund made payments under the Plan for the fiscal year ended October 31, 2001 were as follows:

                 PRINTING/MAILING
                 OF PROSPECTUS
                 (OTHER THAN TO                 BROKER-DEALER
ADVERTISING/     CURRENT        UNDERWRITER     COMPENSATION*   SALES PERSONNEL
SALES LITERATURE INVESTORS)     COMPENSATION              <F12> COMPENSATION
---------------- ----------     -------------   ------------     ------------
    $0              $0            $23,051          $94,869             $0
----------

*<F12>    Includes compensation of $71,979 to Ziegler as a selected dealer.

                DETERMINATION OF NET ASSET VALUE PER SHARE

     Shares are sold at their net asset value per share plus the applicable sales charge, if any. See "Purchase of Shares." Net asset value per share of the Fund is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the portfolio holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     The Fund will calculate its net asset value per share as of the close of trading on the New York Stock Exchange (the "Exchange") at least once every weekday, Monday through Friday, except on customary national business holidays (including New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or during any other circumstance which may result in the closing of the Exchange.

     Securities for which market quotations are readily available will be valued at their last sale price prior to the close of the Exchange, unless there have been no trades on that day and the last sale price is below the bid price or above the ask price. If the last prior sale price is below the bid, instruments will be valued at the bid price at the close of the Exchange; if the last prior sale price is above the ask price, the instrument will be valued at the ask price at the close of the Exchange. Securities and other assets for which quotations are not readily available will be valued at their fair value on a consistent basis using valuation methods determined by the Board of Directors. The Fund intends to determine fair value for such securities based in part upon the information supplied by pricing services approved by the Board of Directors.
Valuations of portfolio securities furnished by the pricing service will be based upon a computerized matrix system and/or appraisals by the pricing service in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers.

                          PERFORMANCE INFORMATION

     From time to time the Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. "Total return" of the Fund refers to the average annual total return for one, five and ten year periods (or so much thereof as the Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the funds and the market conditions during the time period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing the Fund's performance to performance figures published for other investment vehicles.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods ended on the date of the balance sheet of the respective Fund (each of which balance sheets are incorporated by reference into this Statement of Additional Information - See "Financial Statements") that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                               P(1+T)n = ERV
Where:
     P      =  a hypothetical initial payment of $1,000
     T      =  average annual total return
     n      =  number of years
     ERV    =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     In some circumstances the Fund may advertise its total return for a 1, 2 or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the time period for which the information is provided.

     The average annual total returns for the Class A shares of the Fund for the 1, 5 and 10-year periods ended October 31, 2001 are set forth in the table below. The total returns for Class A shares of the Fund have been restated to reflect the September 8, 1997 increase in the maximum sales loads for the Fund from 4.50% to 5.25% of the public offering price.

                            1 YEAR          5 YEARS            10 YEARS
                            ------          -------            ---------
Class A Shares             -40.51%           2.17%              6.42%

     The average annual total returns for the Class B shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.

                                                  FROM AVAILABILITY OF
                              ONE YEAR       CLASS B SHARES ON JULY 27, 1998
                               --------      -------------------------------
Class B Shares                 -40.56%                   -8.91%

     The average annual total returns for the Class C shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.
                                                  FROM AVAILABILITY OF
                              ONE YEAR        CLASS C SHARES ON MAY 8, 2000
                               --------       -----------------------------
Class C Shares                 -38.87%                   -28.72%

     For illustrative purposes, the Fund may include in its supplemental sales literature from time to time a mountain graph that advertises the Fund's total return by depicting the growth in the value of an initial investment of $10,000 that a shareholder would have experienced in the relevant Fund since the commencement of the Fund's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Fund's operations through a given date reflected along a horizontal axis.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     The Fund's average total return after taxes on distribution is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T)n = ATV D

Where:
     P      =  a hypothetical initial payment of $1,000.
     T      =  average annual total return (after taxes on distributions).
     n      =  number of years.
     ATVD   =  ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     The average annual total returns after taxes on distributions for Class A shares of the Fund for the 1, 5 and 10-year periods through October 31, 2001 are set forth in the table below:

                               1 YEAR            5 YEARS          10 YEARS
                                ------           --------         --------
Class A Shares                 -41.36%            0.75%             5.05%

     The average annual total returns after taxes on distributions for
Class B shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.
                                                   FROM AVAILABILITY OF
                              1 YEAR         CLASS B SHARES ON JULY 27, 1998
                               ------        -------------------------------
Class B Shares                -41.64%                    -10.29%

     The average annual total returns after taxes on distributions for Class C shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.

                              1 YEAR               FROM AVAILABILITY OF
                               ------         CLASS C SHARES ON MAY 8, 2000
                                              -----------------------------
Class C Shares                -39.78%                    -29.14%

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     The Fund's average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation) that would equate the initial amount invested to the ending value, according to the following formula:

                             P(1+T)n = ATV DR
Where:
     P      =  a hypothetical initial payment of $1,000.
     T      =  average annual total return (after taxes on distributions and redemptions).
     n      =  number of years.
     ATV    =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income dis-tributions, short-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of federal alternative minimum tax.

     The average annual total returns after taxes on distributions and redemption for Class A shares of the Fund for the 1, 5 and 10-year periods through October 31, 2001 are set forth in the table below:

                               1 YEAR            5 YEARS          10 YEARS
                               ------            -------          --------
Class A Shares                 -23.21%            2.19%             5.26%

     The average annual total returns after taxes on distributions and redemption for Class B shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.

                                                   FROM AVAILABILITY OF
                              1 YEAR         CLASS B SHARES ON JULY 27, 1998
                              ------        -------------------------------
Class B Shares                -21.38%                     -5.48%

     The average annual total returns after taxes on distributions and redemption for Class C shares of the Fund for the indicated periods ended October 31, 2001 are set forth in the table below.

                                                   FROM AVAILABILITY OF
                              1 YEAR          CLASS C SHARES ON MAY 8, 2000
                              ------          -----------------------------
Class C Shares                -21.79%                    -21.48%

     For illustrative purposes, the Fund may include in its supplemental sales literature from time to time a mountain graph that advertises the Fund's total return by depicting the growth in the value of an initial investment of $100, $1,000 or $10,000 that a shareholder would have ex-perienced in the Fund since the commencement of the Fund's operations to the present. The presentation consists of a line graph shaded underneath with the value of the amount invested reflected along a vertical axis and the time period from the commencement of the Fund's operations through a given date reflected along a horizontal axis.

YIELD

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2 [(A-B/CD + 1)6 - 1]
     Where:
          a =  dividends and interest earned during the period.
          b =  expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

     Performance information for the Fund may be compared to various unman-aged indices, such as the S&P 500 Stock Index or the S&P MidCap 400 Stock Index, as well as indices of similar mutual funds. The Fund's advertising may also quote rankings published by other recognized statistical services or publishers such as Lipper Analytical Services, Inc. ("Lipper"), or Weisenberger Investment Companies Service.

     An illustration may be used comparing the growth in value of an initial investment in the Fund compared to a fixed rate of return compounded on a monthly basis. This illustration will reflect the effect of the Fund's sales charge and fluctuations in net asset value, and will assume all income and capital gain distributions are reinvested. The fixed rate of return will be clearly stated and presented as a monthly compounded figure, and therefore will not reflect any market fluctuation.

     In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund to an alternative investment will consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which North Track generally believes to be accurate. The Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, North Track assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund or North Track include, but are not limited to, the following:

     Bloomberg Wealth Manager               Milwaukee Journal Sentinel
     The Business Journal                   Money
     Business Week                          Mutual Fund Letter
     Changing Times                         Mutual Fund Values
     Chicago Tribune                           (Morningstar)
     Chicago Sun-Times                      Newsweek
     Crain's Chicago                        The New York Times
     Business                               Pension and Investments
     Consumer Reports                       Personal Investor
     Consumer Digest                        Stanger Reports
     Financial Advisor                      Time
     Financial World                        USA Today
     Forbes                                 U.S. News and World Reports
     Fortune                                The Wall Street Journal
     Investor's Daily
     Los Angeles Times

     When a newspaper, magazine or other publication mentions North Track or the Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information or similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of North Track or a portfolio manager's economic and market outlook, in general and for the Fund.

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Fund may be compared to any stock index, average or grouping, including without limitation any of the following in-dexes or averages:

Dow Jones U.S. Total Market Index    New York Stock Exchange Composite
Dow Jones Industrial Average         Index
Russell 2000 Small Stock Index       American Stock Exchange Composite
Russell Mid-Cap Stock Index          Index
Russell 1000 Stock Index             Nasdaq Composite
Russell 2500 Index                   Nasdaq Industrials
Standard & Poor's 500 Stock Index    Nasdaq 100 Index
Standard & Poor's 400 Industrials    Dow Jones U.S. Financial Index
Standard & Poor's Mid-Cap 400 Index  Dow Jones U.S. Healthcare Index
Wilshire 5000                        (These indexes generally reflect the
Wilshire 4500                        performance of stock traded in the
Wilshire 4000                        indicated markets.)

(These indexes are widely recognized
indicators of general U.S. stock
market results.)

     The performance of the Fund may also be compared to any mutual fund index, average or grouping, including without limitation any of the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Mid-Cap Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risks, or both.

     To illustrate the historical returns on various types of financial assets, a Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by North Track to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stock (small-capitalization, large-capitalization, or both).

                         TAX STATUS

     Each series of a series company, such as North Track, is treated as a single entity for Federal income tax purposes so that the net realized capital gains and losses of the various portfolios in one fund are not combined.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy a number of requirements. Among such requirements is the requirement that at least 90% of the Fund's gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. In addition, the Fund must distribute at least 90% of its taxable income (including short-term realized gains on the sale of securities in addition to interest, dividend and other income) and, is subject to a 4% federal excise tax if it fails to distribute at least 98% of its ordinary income and 98% of its net capital gains earned or realized during a calendar year. The Fund plans to distribute its income and capital gains so as to avoid the excise tax. Each Fund is subject to the further limitation that, with respect to 50% of its assets, no more than 5% of its assets may be invested in the securities of any one issuer and the Fund may not hold more than 10% of the outstanding voting securities of such issuer. Finally, the Fund may not invest more than 25% of its assets in securities (other than Government securities or securities of other regulated investment companies) of any one issuer or two or more affiliated issuers in the same or similar businesses or in related businesses.

     A portion of the Fund's net investment income may qualify for the 70% dividends received deduction for corporations. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the year.

     Dividends and other distributions paid to individuals and other non-exempt payees are subject to a 31% backup Federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the Account Application form attached to the Prospectus or IRS Form W-9.

            CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     No person controls North Track or the Fund.

     As of February 1, 2002, no person was known to North Track to own beneficially or of record 5% or more of the outstanding shares of the Fund, or of any class of shares of the Fund, except as reflected in the table below:

                                             PERCENTAGE OF     PERCENTAGE OF
                                CLASS         CLASS OWNED       FUND OWNED
                                -----         -----------       ----------
Donaldson Lufkin Jenrette         B              5.03%             0.34%
Securities Corporation
Bin#44B038212
P.O. Box 2052
Jersey City, NJ 07303-2052
(record holder)

Donaldson Lufkin Jenrette         C             11.98%             0.08%
Securities Corporation
Bin#5AV699040
P.O. Box 2052
Jersey City, NJ 07303-2052
(record holder)

PFPC Trust Co FBO                 C             10.89%             0.07%
Roy J. Weyker Rollover IRA
1430 Garay Lane Unit 109
Port Washington, WI 53074
(beneficial holder)

Donaldson Lufkin Jenrette         C              9.68%             0.06%
Securities Corporation
Bin#44B004289
P.O. Box 2052
Jersey City, NJ 07303-2052
(record holder)

Donaldson Lufkin Jenrette         C              8.38%             0.05%
Securities Corporation
Bin#5AV634302
P.O. Box 2052
Jersey City, NJ 07303-2052
(record holder)

Donaldson Lufkin Jenrette         C              7.42%             0.05%
Securities Corporation
Bin#5AV596337
P.O. Box 2052
Jersey City, NJ 07303-2052
(record holder)

     The officers and directors of North Track as a group owned less than 1% of the Fund and of each class of shares as of February 1, 2002.

     Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the Transfer Agent.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchase and sale orders for portfolio securities may be effected through brokers, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Purchases and sales of securities traded over-the-counter may be effected through brokers or dealers. Brokerage commissions on securities and options are subject to negotiation between North Track and the broker.

     Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. North Track may also consider sales of shares of its various series as a factor in the selection of broker-dealers, subject to the policy of obtaining best price and execution. In addition, if Ziegler or another affiliate of the Advisor is utilized as a broker by North Track, and other clients of such Advisor are considering the same types of transactions simultaneously, the Advisor will allocate the transactions and securities in which they are made in a manner deemed by it to be equitable, taking into account size, timing and amounts. This may affect the price and availability of securities to the Fund.

     Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, the Advisor often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Information so received will enable the Advisor to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of the Advisor other than the Fund. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such selections are not made pursuant to any agreement or understanding with any of the brokers or dealers. However, the Advisor does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to the Advisor a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. The Advisor does not agree with any broker to direct such specific or minimum amounts of commissions; however, the Advisor maintains an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and the Advisor endeavors to direct sufficient commissions on client transactions to ensure the continued receipt of research products or services the Advisor feels are useful.

     North Track does not believe the Fund pays brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by the Advisor in servicing any or all of its clients (including the Fund), and such research products or services may not necessarily be used by the Advisor in connection with client accounts (including the Fund) which paid commissions to the brokers providing such product or service.

     For particular transactions, the Fund may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in the Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid is reviewed periodically by North Track's Board of Directors.

     The Advisor may direct portfolio transactions for the Fund to other broker-dealers under arrangements in which a portion of the commissions paid to such broker-dealers by the Fund are returned to the Fund and used to pay some of the Fund's expenses. The allocation of transactions to such broker-dealers will only be made if it is consistent with "best execution."

     The table below shows, for the last three fiscal years, the aggregate brokerage commissions paid by the Fund on purchases and sales of portfolio securities.

        2001                  2000                1999(1)<F13>
        ----                  ----                ----
       $50,039              $25,859             $10,784
---------------
(1)<F13> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

     Of the aggregate brokerage commissions paid by the Fund during the last three fiscal years, the following amounts were paid to Ziegler as broker were as follows:

        2001                  2000             1999(1)<F14>
        ----                  ----             ----
       $1,570                $6,768           $10,784
-------------
(1)<F14> Covers the ten-month period from January 1, 1999 through October 31, 1999 (the end of the Fund's new fiscal year).

     The amount received by Ziegler for the fiscal year ended October 31, 2001 constituted 3.1% of the aggregate brokerage commissions paid by North Track during that fiscal year, and the brokerage commissions earned by Ziegler during that fiscal year were earned on approximately 3.3% of the total dollar amount of portfolio transactions of North Track which involved the payment of commissions.

     The Fund did not pay brokerage commissions to any brokers or dealers who supplied research services to the Advisor during the fiscal year ended October 31, 2001.

     Except for commissions paid to Ziegler, the Fund did not pay brokerage commission to any affiliate of any of the Advisor during the periods presented.

                COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     The audited financial statements of the Fund incorporated by reference into the Prospectus and this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and incorporated by reference into the Prospectus and this Statement of Additional Information and reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     Quarles & Brady LLP, as counsel to North Track, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

                           FINANCIAL STATEMENTS

     The following audited financial statements and related footnotes of the Fund and the Report of the Independent Public Accountants thereon are incorporated herein by reference from the Fund's 2001 Annual Report to Shareholders.

     1.   Balance Sheet of the Fund dated October 31, 2001.
     2.   Statement of Operations of the Fund for the year ended October
          31, 2001.
     3. Statements of Changes in Net Assets of the Fund for the years ended October 31, 2001 and October 31, 2000.
     4.   Schedule of Investments for the Fund as of October 31, 2001.
     5.   Financial Highlights of the Fund.
     6.   Notes to Financial Statements.

     A copy of the 2001 Annual Report for the Fund may be obtained free of charge by writing or calling North Track, 250 East Wisconsin Avenue, Milwaukee,Wisconsin 53202, telephone: 1-800-826-4600.


NORTH TRACK FUNDS, INC.
     1-800-826-4200
     Sales and Marketing
     250 East Wisconsin Avenue
     Suite 1900
     Milwaukee, Wisconsin  53202
     Operations and Accounting
     215 North Main Street
     West Bend, Wisconsin 53095

INVESTMENT ADVISOR
     B.C. Ziegler and Company
     250 East Wisconsin Avenue
     Suite 1900
     Milwaukee, Wisconsin  53202

DISTRIBUTOR
     B.C. Ziegler and Company
     250 East Wisconsin Avenue
     Suite 1900
     Milwaukee, Wisconsin  53202

ACCOUNTING/PRICING AGENT
     B.C. Ziegler and Company
     215 North Main Street
     West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
     PFPC Global Fund Services
     P.O. Box 60504
     King of Prussia, Pennsylvania 19406

CUSTODIAN

     Union Bank of California
     475 Sansome Street
     San Francisco, California 94111

LEGAL COUNSEL
     Quarles & Brady LLP
     411 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

AUDITOR
     Arthur Andersen LLP
     100 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202


                          NORTH TRACK FUNDS, INC.
                              ACHIEVERS FUND
                 ----------------------------------------
                               MARCH 1, 2002
                    STATEMENT OF ADDITIONAL INFORMATION
                 ----------------------------------------